SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]

Check the appropriate box:
[x]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
[ ]  Definitive Proxy Statement                Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11 or Section 240.14a-12

                                 ITT CORPORATION
                (Name of Registrant as Specified In Its Charter)

                            HILTON HOTELS CORPORATION
                                 HLT CORPORATION

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

   [x] No fee required.

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)      Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------
      (2)      Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------------
      (4)      Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------------
      (5)      Total fee paid:

      ------------------------------------------------------------------------
  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

     ------------------------------------------------------------------------
     (3) Filing Party:

     ------------------------------------------------------------------------
     (4) Date Filed:

     ------------------------------------------------------------------------

               PRELIMINARY COPY, MATERIALS DATED FEBRUARY 24, 1997

                                 PROXY STATEMENT

                                       OF

                            HILTON HOTELS CORPORATION

                                       AND

                                 HLT CORPORATION

                                   -----------

                       1997 ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                                 ITT CORPORATION

           PLEASE SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD

     This proxy statement (the "Proxy Statement") and the enclosed WHITE proxy card are being furnished to stockholders of ITT Corporation, a Nevada corporation (the "Company"), by Hilton Hotels Corporation, a Delaware corporation ("Hilton"), and HLT Corporation, a Delaware corporation and wholly owned subsidiary of Hilton ("HLT"), in connection with the solicitation of proxies from the Company's stockholders to be used at the 1997 Annual Meeting of Stockholders of the Company, including any adjournments or postponements thereof and any special meeting called in lieu thereof (the "Annual Meeting"), to take the following actions: (i) to elect up to 25 persons to be nominated by Hilton and HLT (the "Hilton Nominees") to the Board of Directors of the Company (the "Board"), who are expected, subject to their fiduciary duties, to take all actions as may be necessary to facilitate the Offer (as defined herein) and the Proposed Hilton Merger (as defined herein); (ii) to approve a non-binding stockholder resolution urging the Board to arrange for the sale of the Company to Hilton, HLT or any bidder offering a higher price for the Company (the "Sale Resolution"); and (iii) to approve a stockholder resolution to repeal each and every provision of the Amended and Restated By-laws of the Company (the "Bylaws") adopted on or after July 23, 1996 and prior to the adoption of such resolution (the "Bylaws Resolution," and together with the Sale Resolution, the "Proposals"). The principal executive offices of the Company are located at 1330 Avenue of the Americas, New York, New York 10019-5490. This Proxy Statement and the WHITE proxy card are first being furnished to the Company's stockholders on or about [ ], 1997.

     While the Company has not yet announced the date of the Annual Meeting, the Company's annual meeting of stockholders is regularly held in May. Hilton and HLT are soliciting proxies for use at the Annual Meeting whenever it may be held. Similarly, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date") has not yet been set by the Company. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each Share (as defined herein) held on the Record Date. Hilton is the beneficial owner of 315,500 Shares (including 100 Shares held of record by HLT), and HLT is the beneficial owner of 100 Shares, which collectively represent less than 1% of the Shares outstanding (based on information publicly disclosed by the Company). Hilton and HLT intend to vote such Shares for the election of the Hilton Nominees and for adoption of the Proposals.

     THIS SOLICITATION IS BEING MADE BY HILTON AND HLT AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

     On January 27, 1997, Hilton made a proposal to acquire all of the outstanding shares of the Company's common stock, no par value (the "Shares"), in a two-step transaction. In accordance with such proposal, on January 31, 1997, HLT commenced a tender offer, as set forth in its Offer to Purchase dated January 31, 1997 (the "Offer to Purchase") and the Tender Offer Statement on
Schedule 14D-1, filed by Hilton and HLT with the Securities and Exchange Commission (as amended, the "Tender Offer Statement"), of which the Offer to Purchase is an exhibit. The tender offer is for (i) 61,145,475 Shares or such greater number of Shares which, when added to the number of Shares beneficially owned by HLT and its affiliates, constitutes a majority of the total number of Shares outstanding on a fully diluted basis as of the Expiration Date (as defined herein) of the Offer, and (ii) unless and until validly redeemed by the Board, the Series A Participating Cumulative Preferred Stock Purchase Rights (the "Rights") associated therewith and issued pursuant to the Rights Agreement, dated as of November 1, 1995, between the Company and The Bank of New York, as Rights Agent (the "Rights Agreement"), at a price of $55 per Share (including the associated Right), net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the related letter of transmittal (the "Letter of Transmittal") (which, as amended from time to time, together constitute the "Offer"). The purpose of the Offer is for Hilton to acquire control of, and ultimately the entire equity interest in, the Company. Hilton has also proposed a merger in which Hilton or HLT or another direct or indirect wholly owned subsidiary of Hilton would acquire the remaining Shares in exchange for shares of Hilton common stock, par value $2.50 per share ("Hilton Common Stock").

     Under the terms of Hilton's proposal, the Company would, as soon as practicable following consummation of the Offer, consummate a merger with Hilton or HLT or another direct or indirect wholly owned subsidiary of Hilton (the "Proposed Hilton Merger"). At the effective time of the Proposed Hilton Merger, each Share that is issued and outstanding immediately prior to the effective time (other than Shares held in the treasury of the Company or owned by Hilton, HLT or any direct or indirect wholly owned subsidiary of Hilton) would be converted into a number of shares of Hilton Common Stock with a value of $55 per Share, subject to appropriate collar provisions. At any time and from time to time, the period of time during which the Offer is open may be extended for any reason, and because the timing of the Offer and the Proposed Hilton Merger is dependent on a variety of factors, the Offer could be extended beyond the current Expiration Date. The Offer is currently scheduled to expire at 12:00 Midnight, New York City time, on Friday, February 28, 1997 (as such date may be extended, the "Expiration Date").

     THIS PROXY STATEMENT IS NEITHER A REQUEST FOR THE TENDER OF SHARES NOR AN OFFER WITH RESPECT THERETO. THE OFFER IS BEING MADE ONLY BY MEANS OF THE OFFER TO PURCHASE AND THE RELATED LETTER OF TRANSMITTAL.

     In order to facilitate the Offer and the Proposed Hilton Merger, Hilton and HLT are soliciting proxies in support of the following proposals to be considered and voted upon at the Annual Meeting:

          1. To elect to the Board such number of the following Hilton Nominees as equals the size of the Board: Daniel J. Altobello, George N. Aronoff, Scott H. Bice, James J. Florio, Fred D. Gibson, Jr., Dianne Jett, Robert S. Kingsley, Aubrey C. Lewis, Celeste Pinto McLain, Gilbert L. Shelton, Warren C. Woo, Barrie K. Brunet, Henry A. Collins, John Danhakl, Ernest E. East, John E. Humphreville, Robert L. Johander, Russell D. Jones, J. Kenneth Looloian, Rocco J. Marano, James F. McAnally, Morris Pashman, Alan C. Snyder, Caroline L. Williams and Robert H. Wolf. The first eleven of such individuals will be nominated to be elected to succeed the current eleven Directors (or any Director named to fill any vacancy created by the death, retirement, resignation or removal of any of such eleven Directors) of the Company. One or more of such other individuals will be nominated to be elected (a) in the event that the Company purports to increase the number of Directorships pursuant to Section 2.2 of the Bylaws, to each additional Directorship created, and/or (b) in the event any of the first eleven of such individuals is unable for any reason to serve as a Director.

          2. To adopt the following resolution:

             RESOLVED, that the stockholders of ITT Corporation ("ITT") urge the ITT Board of Directors to arrange for the sale of ITT to Hilton Hotels Corporation ("Hilton") or to any bidder offering a higher price, and if there be no higher bidder, to take all necessary action to permit the tender offer of Hilton and HLT Corporation ("HLT") and the proposed merger of ITT with Hilton, HLT or a subsidiary of Hilton to proceed, including, without limitation, action to satisfy the Rights Condition, the Control Share Condition and the Business Combination Condition set forth in HLT's Offer to Purchase dated January 31, 1997 (as such offer may be amended).

         3.  To adopt the following resolution:

             RESOLVED, that each and every provision of the Amended and Restated Bylaws of ITT Corporation adopted on or after July 23, 1996 and prior to the adoption of this resolution is hereby repealed.

     Neither Hilton nor HLT is aware of any other proposals to be brought before the Annual Meeting. However, should other proposals be brought before the Annual Meeting, the persons named as proxies in the enclosed WHITE proxy card will vote on such matters in their discretion.

     THE HILTON NOMINEES ARE COMMITTED, SUBJECT TO THEIR FIDUCIARY DUTIES TO THE COMPANY'S STOCKHOLDERS, TO GIVING ALL THE COMPANY'S STOCKHOLDERS THE OPPORTUNITY TO RECEIVE THE CONSIDERATION FOR THE SHARES CONTEMPLATED BY THE OFFER AND THE PROPOSED HILTON MERGER. IF ELECTED, THE HILTON NOMINEES ARE EXPECTED TAKE ALL NECESSARY ACTIONS, SUBJECT TO THEIR FIDUCIARY DUTIES TO THE COMPANY'S STOCKHOLDERS, TO FACILITATE THE OFFER AND THE PROPOSED HILTON MERGER.

                             YOUR VOTE IS IMPORTANT

     ELECTION OF THE HILTON NOMINEES TO THE BOARD IS EXPECTED TO FACILITATE THE OFFER AND THE PROPOSED HILTON MERGER. IF YOU WANT THE OFFER AND THE PROPOSED HILTON MERGER TO BE CONSUMMATED, WE URGE YOU TO PROMPTLY SIGN, DATE AND MAIL (OR FAX BOTH SIDES OF) THE ENCLOSED WHITE PROXY CARD TO VOTE FOR THE ELECTION OF THE HILTON NOMINEES AS DIRECTORS.

     ELECTION OF THE HILTON NOMINEES WILL BE AN IMPORTANT STEP IN SECURING THE CONSUMMATION OF THE OFFER AND THE PROPOSED HILTON MERGER. HOWEVER, YOU MUST TENDER YOUR SHARES PURSUANT TO THE OFFER IF YOU WISH TO PARTICIPATE IN THE OFFER. YOUR VOTE FOR THE HILTON NOMINEES DOES NOT OBLIGATE YOU TO TENDER YOUR SHARES PURSUANT TO THE OFFER, AND YOUR FAILURE TO VOTE FOR THE HILTON NOMINEES DOES NOT PREVENT YOU FROM TENDERING YOUR SHARES PURSUANT TO THE OFFER.

     IMPORTANT NOTE: If you hold your Shares in the name of one or more brokerage firms, banks or nominees, only they can exercise voting rights with respect to your Shares and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to sign, date and mail (or fax both sides of) the WHITE proxy card representing your Shares. Hilton urges you to confirm in writing your instructions to the person responsible for your account and to provide a copy of those instructions to Hilton and HLT in care of MacKenzie Partners, Inc., who is assisting in this solicitation, at the address and telephone numbers set forth below and on the back cover of this Proxy Statement, so that Hilton and HLT will be aware of all instructions and can attempt to ensure that such instructions are followed.

     If you have any questions regarding your proxy, or need assistance in voting your Shares, please call:

                            MACKENZIE PARTNERS, INC.
                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                          (212) 929-5500 (CALL COLLECT)

                                       OR

                          CALL TOLL-FREE (800) 322-2885
                               FAX (212) 929-0308

                   WHY YOU SHOULD VOTE FOR THE HILTON NOMINEES

     The Hilton Nominees are committed to giving all of the Company's stockholders the opportunity to receive the consideration for the Shares contemplated by the Offer and the Proposed Hilton Merger, and if elected are expected to take all necessary actions, subject to their fiduciary duties to the Company's stockholders, to facilitate consummation of the Offer and the Proposed Hilton Merger.

     Hilton and HLT believe that the Offer and the Proposed Hilton Merger are in the best interests of the Company's stockholders.

    -   IMMEDIATE 29% CASH PREMIUM FOR HALF OF THE COMPANY'S SHARES

              The value of the Offer at $55 per Share is a 29% premium over the closing market price of $42.625 on the New York Stock Exchange, Inc. on January 27, 1997, the last full trading day prior to Hilton's public announcement of the Offer. The Offer is subject to a number of conditions and will not be consummated until those conditions are satisfied or waived. Further information concerning the Offer is contained in the Offer to Purchase.

     -  CONTINUED PARTICIPATION IN THE FUTURE GROWTH OF A HILTON/ITT COMBINATION

              Upon consummation of the Proposed Hilton Merger, the Company's stockholders will receive shares of Hilton Common Stock, allowing them to participate in the future of the combined company. The combination of Hilton and the Company would bring together two of the world's leading lodging companies as well as two premier gaming businesses. Hilton and HLT believe the combination of Hilton and the Company would be of enormous benefit to each company and its respective stockholders, employees and other constituencies.

     -   A MANAGEMENT COMMITTED TO STOCKHOLDER VALUE

              Following consummation of the Offer and the Proposed Hilton Merger, the combined entity would be led by Hilton's management team--a management team that emphasizes the creation of stockholder value. Hilton and HLT believe that the Hilton management team's strategic experience and operating background in hotels and gaming will bring tremendous value to the combined stockholder base and will seek to generate superior returns relative to those realized historically by the Company's stockholders.

     Upon their election, the Hilton Nominees are expected, subject to their fiduciary duties to the Company's stockholders, to remove obstacles to the consummation of the Offer and the Proposed Hilton Merger that the current members of the Board have failed to remove. In particular, the Hilton Nominees are expected: (i) to redeem the Rights (or amend the Rights Agreement to make the Rights inapplicable to the Offer and the Proposed Hilton Merger), which would have the effect of satisfying the Rights Condition (as defined herein);
(ii) to approve the Offer and the Proposed Hilton Merger under Sections 78.411 to 78.444 of the Nevada General Corporation Law (the "Nevada Business Combination Statute"), which would have the effect of satisfying the Business Combination Condition (as defined herein); and (iii) to amend the Bylaws so that, by the tenth day following the acquisition of Shares pursuant to the Offer, Sections 78.378 to 78.3793 of the Nevada General Corporation Law (the "Nevada Control Share Acquisition Statute") do not apply, which would have the effect of satisfying the Control Share Condition (as defined herein), subject in all cases to fulfillment of the fiduciary duties that the Hilton Nominees would have as Directors of the Company. Accordingly, election of the Hilton Nominees is expected to expedite the prompt consummation of the Offer and the Proposed Hilton Merger.

     The Rights Condition, the Business Combination Condition and the Control Share Condition are described herein, see "Background--The Offer," and in the Offer to Purchase. Hilton and HLT have filed a complaint in the United States District Court for the District of Nevada seeking, among other things, to require the Board to redeem the Rights. The Company has filed counterclaims seeking, among other things, to enjoin the Offer. See "Background--Certain Litigation."

THE HILTON NOMINEES

     Hilton is proposing that the stockholders of the Company elect the Hilton Nominees to the Board at the Annual Meeting. The first eleven individuals named in the table below will be nominated to be elected to succeed the current eleven Directors (or any Director named to fill any vacancy created by the death, retirement, resignation or removal of any of such eleven Directors) of the Company. One or more of the other individuals named in the table below will be nominated to be elected (i) in the event that the Company purports to increase the number of Directorships pursuant to Section 2.2 of the Bylaws, to each additional Directorship created, and/or (ii) in the event any of the first eleven individuals named in the table below is unable for any reason to serve as a Director. Additional nominations made pursuant to the preceding clause (i) are without prejudice to the position of Hilton and HLT that any attempt to increase the size of the Board constitutes an unlawful manipulation of the Company's corporate machinery to disenfranchise the Company's stockholders.

     The following table sets forth the name, age, present principal occupation, business (or residence) address and business experience for the past five years, and certain other information, with respect to each of the Hilton Nominees. This information has been furnished to Hilton by the respective Hilton Nominees. Each of the Hilton Nominees has consented to serve as a Director and, if elected, would hold office until the 1998 Annual Meeting of Stockholders of the Company and until his or her successor has been elected and qualified or until earlier death, retirement, resignation or removal.


                                                         PRINCIPAL OCCUPATION OR EMPLOYMENT
   NAME, AGE AND BUSINESS (OR RESIDENCE) ADDRESS         DURING THE LAST FIVE YEARS;  CURRENT DIRECTORSHIPS

   Daniel J. Altobello (55)..............................Chairman,  ONEX Food Services,  Inc.  (airline  catering),
   ONEX Food Services, Inc.                              since  September  1995.  Prior  thereto,  Chairman,  Chief
   6550 Rock Spring Drive                                Executive  Officer and President,  Caterair  International
   Bethesda, Maryland  20817                             Corporation  (airline  catering),  from  before 1992 until
                                                         September  1995.  Mr.  Altobello  is  also a  director  of
                                                         American  Management  Systems,  Inc. and Blue Cross & Blue
                                                         Shield  of  Maryland,  Inc.,  and a member of the Board of
                                                         Advisors to Thayer Capital Partners.

   George N. Aronoff (63) (1)(2).........................Partner, Benesch,  Friedlander,  Coplan & Aronoff LLP (law
   Benesch, Friedlander, Coplan & Aronoff LLP            firm),  since before 1992.  Mr. Aronoff is also a director
   2300 BP America Building                              of Specialty Chemical Resources, Inc.
   200 Public Square
   Cleveland, Ohio  44114

   Scott H. Bice (53)....................................Dean of the University of Southern  California Law School,
   University of Southern California Law School          since  before  1992.  Mr. Bice is also a director of Jenny
   University Park                                       Craig, Inc.
   Los Angeles, California 90089

   James J. Florio (59)..................................Partner,  Florio & Perrucci,  P.C. (law firm), since 1995.
   Florio & Perrucci, P.C.                               Prior thereto, Partner, Mudge, Rose, Guthrie,  Alexander &
   371 Hoes Lane                                         Ferdon (law firm),  from January 1994 until  October 1995;
   Piscataway, New Jersey  08854                         Governor of the State of New  Jersey,  from  January  1990 until January 1994.

                                       6

                                                         PRINCIPAL OCCUPATION OR EMPLOYMENT
   NAME, AGE AND BUSINESS (OR RESIDENCE) ADDRESS         DURING THE LAST FIVE YEARS;  CURRENT DIRECTORSHIPS

   Fred D. Gibson, Jr. (69)..............................Chairman,  President and Chief Executive Officer, American
   American Pacific Corporation                          Pacific  Corporation   (specialty  chemicals  production),
   3770 Howard Hughes Parkway                            since  before  1992.  Mr.  Gibson  is also a  director  of
   Suite 300                                             American Pacific Corporation and Nevada Power Company.
   Las Vegas, Nevada  89109

   Dianne Jett (47)......................................Retired  since  August  1996.  Prior  thereto,  President,
   7833 Surfcrest Court                                  Sprint-Central     Telephone     Company     of     Nevada
   Las Vegas, Nevada  89128                              (telecommunications),  from March 1993 until  August 1996;
                                                         and General Regulatory Manager, Central Telephone Company of
                                                         Nevada (telecommunications), from before 1992 until
                                                         March 1993.

   Robert S. Kingsley (50)...............................Private  Investor.  Prior  thereto,  President  and  Chief
   397 Mine Brook Road                                   Operating Officer,  HFS Gaming Corp.  (gaming  development
   Far Hills, New Jersey  07931                          and  marketing),  from  July  1994  until  December  1996;
                                                         President  and  Chief  Operating  Officer,  Caesars  World
                                                         Resorts,  Inc.  (gaming  development),  from  before  1992 until June 1994.

   Aubrey C. Lewis (62)..................................On  leave  from  Woolworth  Corporation  (retail  stores),
   44 Pleasant Avenue                                    where  Mr.  Lewis  was Vice  President-Corporate  Liaison,
   Montclair, New Jersey  07042                          from  before  1992  until  January  1995.  Mr.  Lewis is a director of Bally Total Fitness Holding Corporation.

   Celeste Pinto McLain (47).............................Attorney,  Celeste  Pinto  McLain,  P.C.  (law firm),  and
   Celeste Pinto McLain, P.C.                            Arbitrator,  American  Arbitration  Association and IVAMS,
   P.O. Box 49835                                        since  before 1992.  Ms.  McLain is also a director of the
   Los Angeles, California  90049                        National Passenger Railroad Corporation (Amtrak).

   Gilbert L. Shelton (60)...............................Private   Investor   since   before  1992.   Also,   Chief
   6467 Leeds Manor Road                                 Executive  Officer,  Westranch,  Inc.  (cattle  ranching),
   Marshall, Virginia  20115                             from before 1992 until December 1994.

   Warren C. Woo (36)....................................President-Corporate  Development,  Snyder  Communications,
   Snyder Communications, Inc.                           Inc.   (outsource targeted  marketing)  since  September
   Two Democracy Center                                  1996.  Prior  thereto,   Managing   Director,   Donaldson,
   6903 Rockledge Drive                                  Lufkin  &  Jenrette  Securities  Corporation   (investment
   Bethesda, Maryland 20817                              banking), from before 1992 until September 1996.

   Barrie K. Brunet (71) (1)(3)..........................Retired  since March 1990.  Mr.  Brunet is also a director
   1510 Patrick Avenue                                   of Reno Air, Inc.
   Reno, Nevada  89509

   Henry A. Collins (55) (4).............................Portfolio   Manager,    Barrett   Associates   (investment
   Barrett Associates                                    counseling), since before 1992.
   565 Fifth Avenue
   New York, New York  10017

                                       7

                                                         PRINCIPAL OCCUPATION OR EMPLOYMENT
   NAME, AGE AND BUSINESS (OR RESIDENCE) ADDRESS         DURING THE LAST FIVE YEARS;  CURRENT DIRECTORSHIPS

   John Danhakl (40).....................................Partner,   Leonard  Green  &  Partners  (private  merchant
   Leonard Green & Partners                              banking),  since  March  1995.  Prior  thereto,   Managing
   333 S. Grand Avenue                                   Director,   Donaldson,   Lufkin  &   Jenrette   Securities
   Los Angeles, California  90071                        Corporation  (investment banking),  from before 1992 until
                                                         March 1995.

   Ernest E. East (54) (5)...............................Vice President,  General Counsel and Secretary,  Artisoft,
   Artisoft, Inc.                                        Inc.  (personal  computer  software),  since January 1996.
   2202 North Forbes Boulevard                           Prior  thereto,   Vice  President,   General  Counsel  and
   Tucson, Arizona  85745                                Secretary,  Elsinore  Corporation  (gaming),  from October
                                                         1994 until January 1996; Executive Vice President, General
                                                         Counsel and Secretary, Trump Hotels and Casino Resorts
                                                         (gaming), Vice President, Trump Taj Mahal Casino (gaming),
                                                         Vice President, Trump's Castle Casino (gaming), and Vice
                                                         President, Trump Plaza Casino (gaming), from before 1992
                                                         until August 1994.

   John E. Humphreville (49).............................Private investor since before 1992.
   456 South Arden Boulevard
   Los Angeles, California  90020

   Robert L. Johander (50)...............................Chairman   and  Chief   Executive   Officer,   ValueVision
   ValueVision International, Inc.                       International,   Inc.  (television  and  mail  order  home
   6740 Shady Oak Road                                   shopping), since before 1992.
   Eden Prairie, Minnesota  55347

   Russell D. Jones (63) (6).............................Vice President,  Sonnenblick-Goldman  Company (real estate
   Sonnenblick-Goldman Company                           investment   banking),   since   September   1995.   Prior
   1901 Avenue of the Stars                              thereto,  President,  Russell D. Jones & Associates  (real
   Suite 1901                                            estate  development  and  consulting),  from  before  1992
   Los Angeles, California 90067                         until September 1995.

   J. Kenneth Looloian (74) (1)..........................Executive  Vice  President,  DiGiorgio  Corporation  (food
   DiGiorgio Corporation                                 distributor),  since February  1992. Mr.  Looloian is also
   380 Middlesex Avenue                                  a director of Bally Total Fitness Holding  Corporation and
   Carteret, New Jersey  07008                           Science Management Corporation.

   Rocco J. Marano (68) (1)..............................Retired  since  June 1991.  Mr.  Marano is also a director
   153 Van Houton Avenue                                 of Computer  Horizons  Corp.  and Blue Cross & Blue Shield
   Chatham, New Jersey  07928                            of New Jersey.

   James F. McAnally, M.D. (47)..........................Director of Nephrology,  Elizabeth  General Medical Center
   38 Oak Knoll Road                                     (hospital),  since  before  1992.  Dr.  McAnally is also a
   Mendham, New Jersey 07945                             director of Bally Total Fitness Holding Corporation.

   Morris Pashman (84)...................................Counsel to Pashman  Stein P.C.  (law  firm),  since  1995.
   Pashman Stein P.C.                                    Prior thereto,  from before 1992,  Judge of Superior Court
   45 Essex Street                                       of New Jersey and Associate  Justice,  New Jersey  Supreme
   Hackensack, New Jersey  07601                         Court.


                                       8


                                                         PRINCIPAL OCCUPATION OR EMPLOYMENT
   NAME, AGE AND BUSINESS (OR RESIDENCE) ADDRESS         DURING THE LAST FIVE YEARS;  CURRENT DIRECTORSHIPS

   Alan C. Snyder (50) (7)...............................Manager,  Shinnecock Group, LLC (investment acquisitions),
   Shinnecock Group, LLC                                 since  September  1994 and  Managing  Partner,  Shinnecock
   1999 Avenue of the Stars                              Partners  (investment  management),   since  before  1992.
   9th Floor                                             Also,  Chief  Executive  Officer,   Aurora  National  Life
   Los Angeles, California  90067                        Assurance Company  (insurance),  from September 1993 until
                                                         September 1994; and President, Chief Operating Officer,
                                                         Executive Life Insurance Company (insurance), from April
                                                         1991 until September 1993.

   Caroline Williams (50)................................Private  investor,  since January  1992,  and Acting Chair
   417 Park Avenue                                       and  Lecturer,  The New School for Social  Research-Milano
   New York, New York  10022                             School  of   Management   and  Urban  Policy   (non-profit
                                                         school),   since  September  1996.  Prior  thereto,   Vice
                                                         President-Finance,    Techno   Serve,   Inc.   (non-profit
                                                         economic  development   agency),   from  July  1992  until
                                                         September 1993; and Managing Director,  Donaldson,  Lufkin
                                                         & Jenrette Securities  Corporation  (investment  banking), from  before  1992 until  January  1992.  Ms.  Williams is also a director of Argyle Television,  Inc., Swing-N-Slide
                                                         Corporation and DEVCAP Shared Return Trust.

   Robert H. Wolf (55)...................................President,  Bob Wolf Company  (marketing  and  advertising
   Bob Wolf Company                                      consultants),   since   December   1995.   Prior  thereto,
   11755 Wilshire Boulevard                              Chairman  and  Chief  Executive   Officer-North   America,
   Suite 880                                             Chiat/Day  Inc.  (advertising  agency),  from  before 1992
   Los Angeles, California  90025                        until  November  1995.  Mr.  Wolf  is also a  director  of
                                                         Jenny Craig, Inc.

-----------------------------

(1)Messrs. Aronoff, Brunet, Looloian and Marano were directors of Bally Entertainment Corporation ("Bally") prior to its merger with Hilton in December 1996 (the "Bally Merger"). They were also members of an advisory transition committee (which is no longer in operation) established by Hilton after the merger, pursuant to which each of them received fees from Hilton in the amount of $50,000.

(2)The law firm of which Mr. Aronoff is a partner has performed and is expected to continue to perform legal services from time to time for certain subsidiaries of Hilton that were formerly subsidiaries of Bally.

(3)Mr. Brunet was an executive officer and director of Bally's Grand, Inc. until March 1990. From November 1991, Bally's Grand Inc. operated as a debtor-in-possession under Chapter 11 of the United States Bankruptcy Code until it emerged from bankruptcy in August 1993.

(4)Mr. Collins is the brother-in-law of Matthew J. Hart, Executive Vice President and Chief Financial Officer of Hilton.

(5)Mr. East was Vice President, General Counsel and Secretary of Elsinore Corporation at the time of its Chapter 11 bankruptcy petition in October 1995. He was also Vice President of Trump Taj Mahal, Trump Plaza and Trump's Castle at the time of their bankruptcy petitions in 1991 and 1992, as applicable.

(6)Sonnenblick-Goldman Company is the plaintiff in a currently pending civil lawsuit, filed November 29, 1994 in the Supreme Court of the State of New York, County of New York, against the Company and others for damages not to exceed $10 million. The suit seeks, among other things, the payment of fees for certain services performed by Sonnenblick-Goldman Company for the Company in connection with the Company's acquisition of its interest in Ciga S.p.A. in 1994. Mr. Jones was not involved in the events that underlie the litigation.

(7)On April 11, 1991, Executive Life Insurance Company ("Executive Life") was conserved by the California Department of Insurance. At the request of the California Insurance Commissioner, Mr. Snyder joined Executive Life in April 1991 as Presi-dent and Chief Operating Officer, where he served through the conservation and rehabilitation of Executive Life. Prior to joining Executive Life, Mr. Snyder had been President and Chief Operating Officer of First Executive Corporation, the parent company of Executive Life, from January 1990. First Executive Corporation filed for bankruptcy on May 13, 1991.

     The Hilton Nominees will not receive any compensation from Hilton for their services as Directors of the Company. Hilton has agreed to indemnify all of the Hilton Nominees against any costs, expenses and other liabilities associated with their nomination and the election contest. In addition, Hilton has agreed to make a contribution to a charity selected by each Hilton Nominee in the amount of $25,000 per Hilton Nominee in consideration of such Hilton Nominee's service as a Hilton Nominee. Hilton has also agreed to reimburse Hilton Nominees for counsel fees that they may have incurred in reviewing the materials sent to them by Hilton in connection with their consideration of service as a Hilton Nominee. Each of the Hilton Nominees has executed a written consent agreeing to be a Hilton Nominee for election as a Director of the Company and to serve as a Director if so elected. It is expected that the Hilton Nominees will, subject to their fiduciary duties, support the Offer and the Proposed Hilton Merger. Within the past ten years, none of the Hilton Nominees has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

     According to the Company's public filings, if elected as Directors of the Company, the Hilton Nominees who are not employees of the Company would receive an annual retainer of $48,000 payable solely in restricted Shares, plus $1,000 for each meeting of the Board and each committee meeting attended. All Directors of the Company would be reimbursed by the Company for expenses incurred in connection with their services as Directors of the Company. The Hilton Nominees, if elected, will be indemnified by the Company for service as a Director of the Company to the extent indemnification is provided to Directors of the Company under the Restated Articles of Incorporation of the Company, as amended (the "Articles") and the Bylaws. In addition, Hilton and HLT believe that upon election, the Hilton Nominees will be covered by the Company's officer and director liability insurance. Hilton and HLT disclaim any responsibility for the accuracy of the foregoing information, which has been extracted from the Company's public filings.

     Except as disclosed herein, none of the Hilton Nominees is adverse to the Company or any of its subsidiaries in any material pending legal proceedings, other than ordinary routine litigation incidental to the business to which the Company or any of its subsidiaries is a party or of which any of their property is the subject.

     Hilton and HLT do not expect that any of the Hilton Nominees will be unable to stand for election, but, in the event that any vacancy in the Hilton Nominees should occur, the Shares represented by the enclosed WHITE proxy card will be voted in each such case for a substitute nominee selected by Hilton and HLT from among the Hilton Nominees listed above. In addition, Hilton and HLT reserve the right to nominate substitute or additional persons if the Company makes or announces any changes to its Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any or all of the Hilton Nominees. In any such case, Shares represented by the enclosed WHITE proxy card will be voted for all such substitute or additional nominees selected by Hilton and HLT.

     Pursuant to Section 2.2 of the Bylaws, at each meeting of stockholders of the Company at which a quorum is present, the persons receiving the greatest number of votes, up to the number of Directors to be elected, shall be the Directors. In accordance with applicable regulations of the Securities and Exchange Commission (the "Commission"), the WHITE proxy card affords each stockholder the opportunity to designate the names of any of the Hilton Nominees whom he or she does not desire to elect to the Board. Notwithstanding the foregoing, Hilton urges stockholders to vote for all of the Hilton Nominees on the enclosed WHITE proxy card. The persons named as proxies in the enclosed WHITE proxy card will vote, in their discretion, for each of the Hilton Nominees who is nominated for election and for whom authority has not been withheld.

     The Hilton Nominees are not presently aware of any competing third party acquisition proposals. Given the widespread publicity concerning the proposal of Hilton and HLT to acquire the Company, the fact that there have been no other publicly disclosed proposals to acquire the Company, and the fact that the Hilton Nominees, if elected, will be elected by the stockholders of the Company to take the actions outlined herein, it is not expected that the Hilton Nominees would actively solicit additional offers for the Company. If the Hilton Nominees are elected at the Annual Meeting and following the Annual Meeting a third party were to make a proposal to acquire the Company, the interests of Hilton and those of the other stockholders of the Company may differ. In any such case, it is expected that the Hilton Nominees would comply fully with their obligations owed to the Company and its stockholders under Nevada law. Other than complying with such obligations, Hilton and HLT have no knowledge as to any plans of the Hilton Nominees as to the specific steps they would take in connection with any such third party proposal, including whether they would appoint an independent financial advisor, retain independent legal counsel or provide an interested third party with access to the Company's books and records (whether pursuant to a confidentiality agreement or otherwise).

     YOU ARE URGED TO VOTE FOR THE ELECTION OF THE HILTON NOMINEES ON THE ENCLOSED WHITE PROXY CARD.

                      WHY YOU SHOULD VOTE FOR THE PROPOSALS

THE SALE RESOLUTION

     The Sale Resolution urges the Board to arrange for the sale of the Company to Hilton or to any bidder offering a higher price, and if there is no higher bidder, to take all necessary action to permit the Offer and the Proposed Hilton Merger to proceed, including, without limitation, action to satisfy the Rights Condition, the Control Share Condition and the Business Combination Condition set forth in the Offer to Purchase.

     As stated above, the Offer is subject to a number of conditions including, without limitation, the Rights Condition, the Business Combination Condition and the Control Share Condition (see "Background--The Offer"), which can be satisfied by the Board. As of the date of this Proxy Statement, the current Directors of the Company have failed to take action to satisfy these conditions. If the Board does not take action to satisfy these conditions prior to the Annual Meeting, Hilton and HLT will be proposing the Sale Resolution for adoption by the stockholders of the Company at the Annual Meeting. The Sale Resolution is intended to facilitate satisfaction of the Rights Condition, the Business Combination Condition and the Control Share Condition by demonstrating to the Board the support of the stockholders of the Company for the Offer and the Proposed Hilton Merger.

     BY VOTING FOR THE SALE RESOLUTION, YOU WILL BE SENDING THE BOARD A STRONG MESSAGE THAT THE STOCKHOLDERS OF THE COMPANY, AS THE OWNERS OF THE COMPANY, WANT TO DECIDE FOR THEMSELVES WHETHER TO ACCEPT THE OFFER.

     YOU ARE URGED TO VOTE FOR THE SALE RESOLUTION ON THE ENCLOSED WHITE PROXY CARD.

THE BYLAWS RESOLUTION

     Adoption of the Bylaws Resolution would repeal each and every provision of the Bylaws adopted on or after July 23, 1996 and prior to the adoption of the Bylaws Resolution. Section 13 of the Bylaws provides that the Bylaws may be repealed by the stockholders of the Company if such repeal is approved by the affirmative vote of the holders of at least a majority of the voting power of all outstanding Shares entitled to vote generally in an election of Directors.

     The Bylaws Resolution is designed to prevent the Board from taking actions to amend the Bylaws to attempt to nullify the actions to be taken by the stockholders at the Annual Meeting or to create new obstacles to the consummation of the Offer and the Proposed Hilton Merger. According to publicly available information, the most recent version of the Bylaws was adopted on July 23, 1996 and no amendments subsequent to that date have been publicly disclosed. If the Board has adopted since July 23, 1996, or adopts prior to the adoption of the Proposals at the Annual Meeting, any other amendment to the Bylaws, the Bylaws Resolution would repeal such amendment.

     As of the date of this Proxy Statement, the Board has failed to indicate that it will refrain from taking action designed to nullify actions of the stockholders of the Company with respect to the Offer or the Proposed Hilton

Merger, or create new obstacles to the Offer and the Proposed Hilton Merger. If the Board does take such action in the form of amendments to the Bylaws, Hilton and HLT will be proposing the Bylaws Resolution at the Annual Meeting for adoption by the stockholders of the Company to prevent the Board from taking action (or if the Board takes or has taken such action, to repeal such action) to amend the Bylaws to attempt to nullify the actions taken or to be taken by the stockholders of the Company with respect to the Offer or the Proposed Hilton Merger or to create new obstacles to the Offer or the Proposed Hilton Merger. If required, Hilton intends to distribute to the stockholders of the Company supplemental materials in the event that the Board amends the Bylaws after the date of this Proxy Statement (which amendment would be repealed by the Bylaws Resolution).

     On January 27, 1997, Hilton and HLT filed a complaint against the Company in the United States District Court for the District of Nevada (the "Complaint"). The Complaint seeks, among other things injunctive and declaratory relief to forestall any effort by the Company to manipulate or otherwise subvert the process of corporate democracy by amending the Bylaws. See
"Background--Certain Litigation."

     YOU ARE URGED TO VOTE FOR THE BYLAWS RESOLUTION ON THE ENCLOSED WHITE PROXY CARD.

                                   BACKGROUND

THE OFFER

     The primary purpose of this solicitation of proxies is to elect to the Board the Hilton Nominees, who believe that the Company's stockholders should have the opportunity to approve the Offer and the Proposed Hilton Merger and to receive the consideration offered by Hilton and HLT pursuant to the Offer and the Proposed Hilton Merger. On January 27, 1997, Hilton made a proposal to acquire all the Shares in a two-step transaction. In accordance with such proposal, on January 31, 1997, HLT commenced the Offer. The purpose of the Offer is for Hilton to acquire control of, and ultimately the entire equity interest in, the Company. The Offer is currently scheduled to expire at 12:00 Midnight, New York City time, on Friday, February 28, 1997, unless extended.

     The Offer is conditioned upon, among other things, the following:

     The Minimum Condition. The Offer is conditioned upon there being validly tendered and not withdrawn prior to the Expiration Date a number of Shares, which when added together with the Shares owned by Hilton and HLT and its affiliates as of such time, represent a majority of the Shares outstanding on a fully diluted basis (the "Minimum Condition"). According to the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996, filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as of November 6, 1996, there were 116.4 million Shares issued and outstanding. In addition, according to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 (the "Company 1995 10-K"), as of December 31, 1995, there were outstanding options to purchase 6,276,596 Shares. Hilton beneficially owns 315,500 Shares, 100 of which Shares are beneficially owned by HLT. The Shares beneficially owned by Hilton and HLT were acquired in open market purchases. See Schedule II. For purposes of the Offer, "fully diluted basis" assumes that all outstanding stock options are presently exercisable.

     Based on the foregoing and assuming no additional Shares (or options, warrants or rights exercisable for, or securities convertible into, Shares) have been issued since November 6, 1996 (other than Shares issued pursuant to the exercise of the stock options referred to above), or, in the case of options, since December 31, 1995, if HLT were to purchase 61,145,475 Shares pursuant to the Offer, the Minimum Condition would be satisfied.

     The Rights Condition. The Offer is conditioned upon the Rights having been redeemed by the Board, or HLT being satisfied, in its sole discretion, that the Rights have been invalidated or are otherwise inapplicable to the Offer and the Proposed Hilton Merger (the "Rights Condition"). The Rights are described in the Company's Amended Registration Statement on Form S-3, dated November 13, 1996 (the "Company Registration Statement"), and a summary of that description follows:

     On November 1, 1995, the Company adopted the Rights Agreement and declared a dividend of one Right for each outstanding Share. The Rights are transferable only with the Shares until they become exercisable. The Rights will not be exercisable until the Distribution Date (as defined herein) and will expire on the tenth anniversary of the Rights Agreement (the "Rights Expiration Date"), unless earlier redeemed by the Company as described below. Each Right, when it becomes exercisable as described below, will entitle the registered holder to purchase from the Company one one-thousandths (1/1000ths) of a share of Preferred Stock of the Company (the "Preferred Stock") at a price (substantially above the expected current trading value of the Company) to be determined, subject to adjustment in certain circumstances (the "Purchase Price").

     Under the Rights Agreement, the "Distribution Date" is the earlier of (i) such time as the Company learns that a person or group (including any affiliate or associate of such person or group) has acquired, or has obtained the right to acquire, beneficial ownership of more than 15% of the outstanding Shares (such person or group being an "Acquiring Person"), unless provisions preventing accidental triggering of the distribution of the Rights apply and (ii) the close of business on such date, if any, as may be designated by the Board following the commencement of, or the first public disclosure of an intent to commence, a tender or exchange offer for 15% or more of the outstanding Shares.

     At such time as there is an Acquiring Person, the Rights will entitle each holder (other than such Acquiring Person) of a Right to purchase, for the Purchase Price, that number of one one-thousandths (1/1000ths) of a share of Preferred Stock equivalent to the number of Shares that, at the time of such event, would have a market value of twice the Purchase Price.

     Until the Distribution Date, the Rights will be evidenced by the certificates for Shares registered in the names of the holders thereof. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (the "Rights Certificates") will be mailed to holders of record of Shares as of the close of business on the Distribution Date (and to each initial record holder of certain Shares originally issued after the Distribution Date), and such separate Rights Certificates alone will thereafter evidence the Rights.

     In the event the Company is acquired in a merger or other business combination by an Acquiring Person or an affiliate or associate of an Acquiring Person or 50% or more of the Company's assets or assets representing 50% or more of the Company's revenues or cash flow are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person or an affiliate or associate of an Acquiring Person, each Right will entitle its holder (other than Rights beneficially owned by such Acquiring Person or its affiliates or associates) to purchase, for the Purchase Price, that number of common shares of such corporation (or, in the event that such corporation is not a publicly traded corporation, that number of common shares of an affiliate of such corporation that has publicly traded shares) that, at the time of the transaction, would have a market value (or, in certain circumstances, book value) of twice the Purchase Price.

     At any time prior to the earlier of such time as a person or group becomes an Acquiring Person and the Rights Expiration Date, the Board may redeem the Rights in whole, but not in part, at a price (in cash, Shares or other securities of the Company deemed by the Board to be at least equivalent in value) of $.01 per Right (the "Redemption Price"), which amount shall be subject to adjustment as provided in the Rights Agreement.

     In addition, at any time after there is an Acquiring Person, the Board may elect to exchange each Right for consideration per Right consisting of one-half of the securities that would be issuable at such time upon exercise of one Right pursuant to the terms of the Rights Agreement.

     At any time prior to the Distribution Date, the Company may supplement or amend any provision of the Rights Agreement, except that no supplement or amendment shall be made that reduces the Redemption Price (other than pursuant to certain adjustments therein) or provides for an earlier Rights Expiration Date.

     Based on publicly available information, Hilton believes that, as of the date of this Proxy Statement, the Rights were not exercisable, Rights Certificates had not been issued and the Rights were evidenced by the certificates for

Shares. Hilton believes that, as a result of the commencement of the Offer, the Distribution Date may occur at any time, if the Board so designates such a Distribution Date.

     Hilton and HLT believe that under the circumstances of the Offer and the Proposed Hilton Merger, the Board has a fiduciary obligation to redeem the Rights (or amend the Rights Agreement to make the Rights inapplicable to the Offer and the Proposed Hilton Merger), and Hilton and HLT have requested that the Board do so. However, the Board has refused to respond to this request and there can be no assurance that the Board will redeem the Rights (or amend the Rights Agreement). Hilton and HLT have commenced litigation against the Company in the United States District Court for the District of Nevada seeking, among other things, an order compelling the Board to redeem the Rights or to amend the Rights Agreement to make the Rights inapplicable to the Offer and the Proposed Hilton Merger on the grounds that failure to do so would constitute a breach of fiduciary duty to the Company's stockholders. There can be no assurance that such an order will be obtained. See "Background--Certain Litigation".

     The Business Combination Condition. The Offer is conditioned upon HLT being satisfied, in its sole discretion, that the Nevada Business Combination Statute is inapplicable to the Offer and the Proposed Hilton Merger (the "Business Combination Condition").

     The Nevada Business Combination Statute restricts the ability of a "resident domestic corporation" to engage in any combination with an "interested stockholder" for three years following the interested stockholder's date of acquiring the shares that caused such stockholder to become an interested stockholder, unless the combination or the purchase of shares by the interested stockholder on the interested stockholder's date of acquiring the shares that caused such stockholder to become an interested stockholder is approved by the board of directors of the resident domestic corporation before that date.

     If the combination was not previously approved, the interested stockholder may effect a combination after the three-year period only if such stockholder receives approval from a majority of the disinterested shares or the offer meets certain fair price criteria.

     For purposes of the above provisions, "resident domestic corporation" means a Nevada corporation that has 200 or more stockholders. "Interested stockholder" means any person, other than the resident domestic corporation or its subsidiaries, who is (i) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the resident domestic corporation, or (ii) an affiliate or associate of the resident domestic corporation and, at any time within three years immediately before the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the resident domestic corporation. The above provisions do not apply to corporations that so elect in their articles of incorporation or in a charter amendment approved by a majority of the outstanding voting shares of disinterested stockholders. Such a charter amendment, however, would not become effective for 18 months after its passage and could apply only to stock acquisitions occurring after its effective date. The Articles do not exclude the Company from the restrictions imposed by such provisions.

     The Business Combination Condition would be satisfied if the Board approved the Offer and the Proposed Hilton Merger prior to consummation of the Offer and the Proposed Hilton Merger or if HLT, in its sole discretion, were satisfied that the Nevada Business Combination Statute was invalid or its restrictions were otherwise inapplicable to HLT in connection with the Offer and the Proposed Hilton Merger for any reason, including, without limitation, those specified in the Nevada Business Combination Statute.

     The Control Share Condition. The Offer is conditioned upon HLT being satisfied, in its sole discretion, that the Nevada Control Share Acquisition Statute shall be inapplicable to the Offer and the Proposed Hilton Merger (the "Control Share Condition"). Pursuant to the Nevada Control Share Acquisition Statute, an "acquiring person," who acquires a "controlling interest" in an "issuing corporation," may not exercise voting rights on any "control share" unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a meeting of such stockholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares, is entitled to demand payment for the fair value of such stockholder's shares, and the corporation must comply with the demand. For purposes of the provisions under this subsection, "acquiring person" means any person who, individually or in association with others, acquires or offers to acquire, directly or indirectly, a "controlling interest" in an issuing corporation.

     "Control share" means those outstanding voting shares of an issuing corporation which an acquiring person acquires or offers to acquire in an acquisition or within 90 days immediately preceding the date when the acquiring person became an acquiring person. "Issuing corporation" means a corporation that is organized in Nevada, has 200 or more stockholders (at least 100 or whom are stockholders of record and residents of Nevada) and does business in Nevada directly or through an affiliated corporation. "Controlling interest" means the ownership of outstanding voting shares of an issuing corporation sufficient, but for the provisions of the Nevada Control Share Acquisition Statute, to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise (i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more of all the voting power of the issuing corporation in the election of directors.

     The above provisions do not apply if the Articles or Bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person provide that said provisions do not apply. The Articles and Bylaws currently do not exclude the Company from the restrictions imposed by such provisions. The Control Share Condition would be satisfied if the Bylaws were amended such that, on the tenth day following consummation of the Offer, the Bylaws provide that the provisions of the Nevada Control Share Acquisition Statute do not apply, or if HLT, in its sole discretion, were satisfied that the Nevada Control Share Acquisition Statute was invalid or its restrictions were otherwise inapplicable to HLT in connection with the Offer and the Proposed Hilton Merger for any reason, including, without limitation, those specified in the Nevada Control Share Acquisition Statute.

     Gaming Condition. The Offer is conditioned upon HLT being satisfied, in its sole discretion, that all material consents, approvals, orders or authorizations of, or registrations, declarations or filing with, any governmental authority with jurisdiction in respect of the Company's active gaming operations required or necessary in connection with the Offer, the Proposed Hilton Merger and the transactions contemplated thereunder (including the changes in the composition of the Board brought about by the nomination and solicitation by Hilton of proxies for the election of the Hilton Nominees) have been obtained and are in full force and effect (the "Gaming Condition") and, in the case of New Jersey, that the New Jersey Casino Control Commission (the "CCC") has approved all arrangements with respect to a trust holding Shares (or, if approved by the New Jersey authorities, shares of a subsidiary of the Company) and that the directors of HLT have been qualified, on a permanent or temporary basis, to serve as directors of a company (including the Company) that either directly or through its subsidiary holds a New Jersey casino license (collectively, the "Gaming Approvals").

     Hilton is currently registered in Nevada as a publicly traded corporation and has been found suitable to own the shares of subsidiaries that have been licensed to conduct gaming operations in Nevada. The CCC has found Hilton qualified to hold a casino license. Additionally, the Ontario authorities have conducted an investigation of, and have found suitable, Hilton (as well as the Company) in connection with the Ontario registration of Windsor Casino Limited, which Hilton owns with the Company. To date, Hilton has obtained all gaming licenses or permits necessary for the operation of its gaming activities. Accordingly, Hilton does not expect significant delays in obtaining final action on its applications for necessary Gaming Approvals. However, there can be no assurances as to whether any or all Gaming Approvals will be granted or as to the timing of such Gaming Approvals. See "--Gaming Regulation."

     The Offer is also subject to other terms and conditions which are described in the Offer to Purchase, copies of which are available from MacKenzie Partners, Inc. ("MacKenzie") at the address and telephone numbers set forth on the back cover of this Proxy Statement. Hilton urges the Company's stockholders to obtain a copy of and review the Offer to Purchase and other Offer documents.

     Pursuant to the Delaware General Corporation Law and the rules promulgated by the National Association of Securities Dealers, Inc., approval by stockholders of Hilton prior to the issuance of Hilton Common Stock is re-quired where the present or potential issuance of such stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the stock. Accordingly, consummation of the Proposed Hilton Merger as currently contemplated will require approval by stockholders of Hilton. Hilton has not commenced and does not intend to commence a solicitation of Hilton stockholders to approve the Proposed Hilton Merger until a definitive merger agreement has been executed by Hilton and the Company. It is anticipated that any such definitive merger agreement will be consistent with the terms of the Proposed Hilton Merger. The timing of consummation of the Offer and the Proposed Hilton Merger will depend on a variety of factors and legal requirements, the actions of the Board, the number of Shares (if any) acquired by HLT pursuant to the Offer, and whether the Minimum Condition, the Rights Condition, the Control Share Condition, the Business Combination Condition and the Gaming Condition, among others, are satisfied or waived.

GAMING REGULATION

     Nevada Gaming Regulation. The ownership and operation of casino gaming facilities in Nevada are subject to: (i) The Nevada Gaming Control Act and the regulations promulgated thereunder (collectively, the "Nevada Act") and (ii) various local ordinances and regulations. Hilton's and the Company's respective gaming operations are subject to the licensing and regulatory control of the Nevada Gaming Commission ("Nevada Commission"), the Nevada State Gaming Control Board ("Nevada Board"), the Clark County Liquor and Gaming Licensing Board (the "CCLGLB"), the City of Reno and the Douglas County Commission (the "DCC") (the Nevada Commission, the Nevada Board, the CCLGLB, the City of Reno and the DCC collectively, the "Nevada Gaming Authorities").

     The policy of the State of Nevada with respect to corporate acquisitions such as the Offer is to (i) assure the financial stability of corporate gaming licensees and their affiliates, (ii) preserve the beneficial aspects of conducting business in the corporate form, and (iii) promote a neutral environment for the orderly governance of corporate affairs.

     Hilton and the Company are each registered with the Nevada Commission as a publicly traded corporation (a "Registered Corporation") and have each been found suitable to own the stock of subsidiaries that are licensed to conduct gaming operations in the State of Nevada. Changes in control of a Registered Corporation through merger, consolidation, stock or asset acquisitions, management or consulting agreements, proxy or power of attorney, consummation of a tender offer or any act or conduct by a person whereby it obtains control, may not occur without the prior approval of the Nevada Commission upon the recommendation of the Nevada Board.

     Because the Offer will result in Hilton acquiring control of the Company, the Offer may not be consummated without the prior approval of the Nevada Commission upon the recommendation of the Nevada Board. Consummation of the Offer may also require the approval of, or notices to, the CCLGLB, the City of Reno and the DCC.

     In seeking approval to acquire control of the Company, Hilton and HLT must satisfy the Nevada Board and Nevada Commission as to a variety of specific standards. The Nevada Board and Nevada Commission will consider all relevant material facts in determining whether to grant such approval, and may consider not only the effects of the Offer and the Proposed Hilton Merger but also any other facts that are deemed relevant. Such facts may include, among other things, (i) the business history of Hilton, including its record of financial stability, integrity and success of its operations, as well as its current business activities; and (ii) whether the Offer and the Proposed Hilton Merger will create a significant risk that Hilton, the Company or their subsidiaries will not satisfy their financial obligations as they become due or satisfy all financial and regulatory requirements imposed by the Nevada Act. The Nevada Board or Nevada Commission may also require controlling stockholders, officers, directors and other persons having a material relationship or involvement with the entity proposing to acquire control of a Registered Corporation, to be investigated and licensed as part of the approval process relating to the transaction. The Nevada Gaming Authorities may deny an application for licensing or a finding of suitability for any cause that they deem reasonable. A finding of suitability is comparable to licensing and both require the submission of detailed personal and financial information followed by a thorough investigation.

     Hilton and HLT do not believe that the solicitation of proxies from the Company's stockholders for the election of the Hilton Nominees (the "Proxy Solicitation"), or the election of the Hilton Nominees, will constitute Hilton,

HLT or the Hilton Nominees "acquiring control" (as such term is defined in the Nevada Act) of the Company so as to require the prior approval of the Nevada Commission. Hilton and HLT have filed a written request for a ruling (the "Ruling Request") from the Chairman of the Nevada Board to confirm that the Proxy Solicitation and the election of the Hilton Nominees do not require the prior approval of the Nevada Commission. No assurances can be given that the Chairman of the Nevada Board will issue a ruling in response to the Ruling Request or if he does issue a ruling, that he will agree with Hilton and HLT that no prior approval for the Proxy Solicitation or election of the Hilton Nominees is required. If the Chairman of the Nevada Board rules that the Proxy Solicitation or the election of the Hilton Nominees requires the prior approval of the Nevada Commission, Hilton and HLT will comply with such ruling and will seek to obtain such approvals on an expedited basis. No assurances can be given that such approvals would be considered on an expedited basis or that such approvals would be granted.

     Officers, directors and key employees of a Registered Corporation who are actively and directly involved in the licensed activities of a licensed gaming subsidiary may be required to be licensed or found suitable by the Nevada Gaming Authorities. The Nevada Gaming Authorities may deny an application for licensing for any cause which them deem reasonable. A finding of suitability is comparable to licensing, and both require submission of detailed personal and financial information followed by a thorough investigation. The Hilton Nominees may be required to file applications with the Nevada Commission after taking office and may thereafter be required to be licensed or found suitable as directors of the Company in the discretion of the Nevada Gaming Authorities.

     The Nevada Act also requires that beneficial owners of more than 10% of a Registered Corporation's voting securities apply to the Nevada Commission for a finding of suitability within thirty days after the Chairman of the Nevada Board mails the written notice requiring such filing. HLT will be required to be found suitable to own more than 10% of the Company's voting securities in connection with the Offer and Hilton will be required to be found suitable to own the stock of HLT.

     The Nevada Act requires that the Nevada Commission use its best efforts to take final action upon an application to acquire control of a Registered Corporation by a person making a tender offer within sixty days after the application is filed and any fees are paid. If the Nevada Commission cannot take final action upon the application within sixty days of the filing of such application, it must provide the applicant with written notice of a time certain for completion of the investigation and the final action at least ten days prior to the sixtieth day after filing of the application. There can be no assurances that the Nevada Commission will consider the applications of Hilton and HLT within such sixty day period. Because Hilton is currently a Registered Corporation, it does not expect significant delays in final action being taken by the Nevada Commission although there can be no assurances in that regard. Furthermore, any such approval of the Offer, if granted, does not constitute a finding, recommendation or approval by the Nevada Board or Nevada Commission as to the accuracy or adequacy of the Offer to Purchase or the merits of the Offer and the Proposed Hilton Merger. Any representation to the contrary is unlawful.

     Hilton may not make a public offering of its securities without the prior approval of the Nevada Commission if the securities or proceeds therefrom are intended to be used to construct, acquire or finance gaming facilities in Nevada, or to retire or extend obligations incurred for such purposes. The issuance of Hilton Common Stock in the Proposed Hilton Merger will qualify as a public offering. On September 20, 1996, Hilton received approval to make public offerings for a period of one year, subject to certain conditions (the "Shelf Approval"). On November 21, 1996, the Nevada Commission issued a revised Shelf Approval effective for a period of ten months to include approvals relating to Hilton's acquiring control of Bally. The Shelf Approval may be rescinded for good cause without prior notice upon the issuance of an interlocutory stop order by the Chairman of the Nevada Board. The Shelf Approval does not constitute a finding, recommendation or approval by the Nevada Commission or the Nevada Board as to the accuracy or adequacy of the prospectus or the investment merits of the securities offered. Any representation to the contrary is unlawful. Hilton intends to apply for a renewal of the Shelf Approval (the "New Shelf Approval") and anticipates that the application for the New Shelf Approval will be considered by the Nevada Board and Nevada Commission prior to the expiration of the Shelf Approval. The issuance of Hilton Common Stock in the Proposed Hilton Merger will be made pursuant to the Shelf Approval or, if necessary, the New Shelf Approval.

     If Hilton and HLT receive prior approval from the Nevada Commission for the Offer and for the acquisition of control of the Company, the Proposed Hilton Merger will require additional prior approvals, including, but not lim-ited to, (i) a finding of suitability for Hilton, HLT, or another direct or indirect wholly owned subsidiary of Hilton ("Sub") to own the stock of the Company or ITT Sheraton, (ii) registration of HLT, Sub or the Company as an intermediary company, and (iii) de-registration of the Company as a Registered Corporation.

     On January 31, 1997, Hilton and HLT filed applications with the Nevada Board and Nevada Commission requesting approvals of the Offer and the acquisition of control of the Company and approvals for the Proposed Hilton Merger. Hilton and HLT will promptly file any required applications or notices with the CCLGLB, the City of Reno and the DCC. No assurances can be given that such applications will be approved or that they will be considered on a timely basis.

     New Jersey Gaming Regulations. Casino gaming activities in New Jersey are subject to the New Jersey Casino Control Act ("Casino Control Act"), the regulations of the CCC and other applicable laws. In the case of the transfer of control of a casino licensee to an individual or entity not currently deemed qualified under the standards of the Casino Control Act, Section 95.12 of the Casino Control Act permits an individual or entity that obtains publicly traded securities conferring control of a casino licensee to hold such securities on an interim basis prior to obtaining approval from the CCC. During the period of interim authorization, the publicly traded securities that have been acquired by the as yet unqualified individual or entity must be held in a trust ("ICA Trust") pursuant to the provisions of the Casino Control Act. Hilton is currently qualified under the provisions of the Casino Control Act as a holding company of a New Jersey casino licensee.

     As a result of the transfer of Shares to HLT pursuant to the Offer and the Proposed Hilton Merger, HLT will be required to qualify as a holding company of a New Jersey casino licensee. Qualification of HLT would include review and approval of HLT as an entity and of its officers and directors as individuals. If at the time of the transfer of Shares to HLT pursuant to the Offer and the Proposed Hilton Merger, HLT has been found qualified under the provisions of the Casino Control Act, it may not be subject to the requirements of an ICA Trust under Section 95.12 of the Casino Control Act. On February 14, 1997, Hilton petitioned the CCC for approval of HLT as a holding company of a casino licensee. Because the sole stockholder of HLT (Hilton), and the sole officer and director of HLT (Arthur M. Goldberg) are already qualified under the Casino Control Act, it is anticipated that HLT will be found qualified under the Casino Control Act; however, there can be no assurances as to whether or when HLT will be so qualified.

     If a person holding debt or equity securities is required to place such securities into an ICA trust pending qualification, the person retains the ability to direct the trustee as to how to vote or whether to dispose of such securities, unless and until the CCC has reason to believe such person may not qualify. If the CCC denies interim authorization or has reasonable cause to believe that a person required to be qualified may be found unqualified, it shall order that the trust become operative. During the time the trust is operative, the person required to be qualified may not participate in the earnings of the casino hotel or receive any return on its investment. If the CCC thereafter denies qualification, the trustee shall dispose of the trust property. In such event, the proceeds distributed to the unqualified applicant may not exceed the lower of the actual cost of the securities to the unqualified applicant or their value calculated as if the investment had been made on the date the trust became operative. Any excess remaining proceeds shall be paid to the Casino Revenue Fund maintained in the New Jersey Department of the Treasury.

     The qualification criteria with respect to a holding or intermediary company of a casino licensee include its financial stability, integrity and responsibility, the integrity and adequacy of its financial resources which bear any relation to the casino project; its good character, honesty and integrity; and the sufficiency of its business ability and casino experience to establish the likelihood of a successful, efficient casino operation.

     If the CCC finds that a holder of such securities is not qualified under the Casino Control Act, the CCC has the right to take any remedial action it may deem appropriate. Such action may include an order to divest such securities. In the event that certain disqualified holders fail to divest such securities, the CCC has the power to revoke or suspend the casino license of the entity affiliated with the issuer of such securities. If a holder is found unqualified, it is unlawful for the holder (i) to exercise, directly or through any trustee or nominee, any right conferred by such securities, or (ii) to receive any dividends or interest upon any such securities or any remuneration, in any form, from its affiliated casino licensee, whether for services rendered or otherwise.

     Hilton does not believe that the Proxy Solicitation requires the approval of the CCC; however, should the Hilton Nominees be elected, they would not be permitted under the Casino Control Act to function as directors of the Company until they have been qualified by the CCC on at least a temporary basis. Hilton and HLT expect to petition the CCC shortly for qualification of the Hilton Nominees. It is anticipated that such Hilton Nominees will be found qualified under the Casino Control Act, however, there can be no assurances as to whether or when such Hilton Nominees will be found so qualified. Should a majority of the Board consist of directors who are only temporarily qualified by the CCC, the CCC could require that the stock of the Company's New Jersey casino licensee be placed into a trust pending plenary qualification of enough Directors to constitute a majority of the Board.

     Mississippi Gaming Regulations. The ownership and operation of casino gaming facilities in Mississippi are subject to: (i) the Mississippi Gaming Control Act (the "Mississippi Act"), (ii) the regulations of the Mississippi Gaming Commission (the "Mississippi Commission"), and (iii) other applicable laws. Hilton's and the Company's respective gaming operations are subject to the licensing and regulatory control of the Mississippi Commission.

     The policy of the State of Mississippi with respect to corporate acquisitions, such as the Offer, is to (i) assure the financial stability of corporate gaming licensees and their affiliates, (ii) preserve the beneficial aspects of conducting business in the corporate form and (iii) promote a neutral environment for the orderly governance of corporate affairs.

     No direct or indirect changes in control of a registered, publicly traded corporation, such as the Company, can occur without the prior approval of the Mississippi Commission. The staff of the Mississippi Commission reviews and investigates applications for such approvals and makes recommendations on such applications to the Mississippi Commission for final action.

     In seeking approval to acquire control of the Company, Hilton and HLT must satisfy the Mississippi Commission as to a variety of specific standards. The Mississippi Commission will consider all relevant material facts in determining whether to grant such approval, and may consider not only the effects of the Offer and the Proposed Hilton Merger but also any other facts that are deemed relevant. Such facts may include, among others, (i) the business history of the applicant, including its record of financial stability, integrity and success of its operations, as well as its current business activities, and (ii) whether the Offer and the Proposed Hilton Merger will create a significant risk that Hilton, the Company or their subsidiaries will not satisfy their financial obligations as they become due or satisfy all financial and regulatory requirements imposed by the Mississippi Act. Officers, directors and other persons having a material involvement or relationship with Hilton and HLT prior to the Proposed Hilton Merger who will be actively and directly involved in gaming activities may also be required to be found suitable or licensed by the Mississippi Commission as a part of the approval process relating to the transaction. The Mississippi Commission may deny an application for licensing or registration for any cause that it deems reasonable. A finding of suitability is comparable to licensing, and both require the submission of detailed personal and financial information followed by a thorough investigation.

     The Mississippi Act also requires beneficial owners of more than 10% of the voting securities of a corporation registered with the Mississippi Commission to apply for a finding of suitability within 30 days after receiving a request from the Executive Director of the Mississippi Commission. In addition to obtaining approval of the application to acquire control, HLT may be required to be found suitable to own more than 10% of the Company's voting securities in connection with the Offer and Hilton may be required to be found suitable to own the stock of HLT.

     Hilton has registered with the Mississippi Commission as a publicly traded corporation and has been found suitable to own the shares of a subsidiary that operates a casino in Tunica County, Mississippi; therefore, Hilton does not expect significant delays in obtaining necessary approvals. However, there can be no assurances that such approvals will be granted or as to the timing of such approvals. Furthermore, any such approval, if granted, does not constitute a finding, recommendation or approval by the Mississippi Commission as to the accuracy or adequacy of the Offer to Purchase or the merits of the Offer and the Proposed Hilton Merger, nor is it intended to show favor to HLT in relation to the Proposed Hilton Merger. Any representation to the contrary is unlawful.

     Generally, no corporation registered with the Mississippi Commission may make a public offering of its securities without the prior approval of the Mississippi Commission if the securities or proceeds therefrom are intended to be used to construct, acquire or finance gaming facilities in Mississippi, or to retire or extend obligations incurred for such purposes. The sale by Hilton of any equity or debt securities in the Proposed Hilton Merger may qualify as a public offering. On October 17, 1996, Hilton received continuous approval to make public offerings for a period of one year, subject to certain conditions (the "Continuous Approval"). The Continuous Approval does not constitute a finding, recommendation or approval by the Mississippi Commission as to the accuracy or adequacy of the prospectus or the investment merits of the securities offered. Any representation to the contrary is unlawful. It is anticipated that the issuance by Hilton of any equity or debt securities in the Proposed Hilton Merger will be made pursuant to the Continuous Approval.

     If Hilton and HLT receive prior approval from the Mississippi Commission for the Offer and for the acquisition of control of the Company, the Proposed Hilton Merger may require additional prior approvals, including, but not limited to, (i) a finding of suitability for Hilton, HLT, or another direct or indirect wholly owned subsidiary of Hilton to own the stock of the Company or ITT Sheraton and (ii) registration of HLT, such other direct or indirect wholly owned subsidiary or the Company as an intermediary company. The Proxy Solicitation to elect the Hilton Nominees may require the approval of the Mississippi Commission. In the event it is determined that such approval is required, Hilton will apply for such approval and request that such application be considered by the Mississippi Commission at the same time as, and as a part of, the application for approval of the Offer and acquisition of control of the Company.

     On February 4, 1997, Hilton and HLT filed an application with the Mississippi Commission requesting approval of the acquisition of control of the Company. It is anticipated that all individuals required to file applications for findings of suitability as officers and directors of HLT will promptly have applications filed on their behalf for the necessary approvals with the Mississippi Commission. No assurances can be given that such applications will be approved or that they will be considered on a timely basis.

     Nova Scotia Gaming Regulations. The Company, through a subsidiary (the "Subsidiary"), operates casinos in Halifax and Sydney, Nova Scotia and is required to be registered and comply with licensing requirements and operational regulations under the Gaming Control Act (the "Nova Scotia Act"). Under the Nova Scotia Act, the Director of Registration of the Nova Scotia Gaming Control Commission must be notified, within fifteen days, of any change in the officers or directors of the Subsidiary. The Subsidiary is also required to file a disclosure form with the Director of Registration within fifteen days of (i) a person acquiring a beneficial interest in the business of the Subsidiary; (ii) a person exercising control, either directly or indirectly, over the business of the Subsidiary; or (iii) a person providing financing, either directly or indirectly, to the business of the Subsidiary. HLT intends to file any required disclosure forms within the applicable time period. No prior approval or consent is required under the Nova Scotia Act in respect of the Offer or the Proposed Hilton Merger. However, under the Nova Scotia Act, the Director of Registration may require information or material from the Subsidiary or any person who has an interest in the Subsidiary. Hilton and HLT will submit to the Director of Registration any information required with respect to them. The Director of Registration may, at any time, subject to the provisions of the Nova Scotia Act, revoke or suspend the Subsidiary's registration under the Nova Scotia Act, or refuse to grant a renewal of its registration. Although Hilton does not anticipate any unfavorable action by the Director of Registration or the Nova Scotia Gaming Control Commission prior to the consummation of the Offer or the Proposed Hilton Merger, there can be no assurance that the Subsidiary will not have its registration revoked or suspended prior to the consummation of the Offer.

     Ontario Gaming Regulations. Windsor Casino Limited, an Ontario corporation which operates a Windsor, Ontario gaming facility and of which each of Hilton and the Company owns a one-half interest, is registered under the Gaming Control Act, 1992 (the "Ontario Act") and is required to comply with licensing requirements and operational regulations under the Ontario Act. Under the Ontario Act, the Registrar of the Gaming Control Commission (the "Registrar") must approve any change in the directors or officers of Windsor Casino Limited. No prior approval or consent is required under the Ontario Act in respect of the Offer or the Proposed Hilton Merger. However, under the Ontario Act, the Registrar may require information and material from Windsor Casino Limited or any person who has an interest in Windsor Casino Limited. Hilton and HLT will submit to the Registrar any information required with respect to them. The Registrar may, at any time, subject to the provisions of the Ontario Act, revoke or suspend Windsor Casino Limited's registration under the Ontario
Act, or refuse to grant a renewal of its registration. Although Hilton does not anticipate unfavorable action by the Registrar or the Gaming Control Commission prior to the consummation of the Offer or the Proposed Hilton Merger, there can be no assurance that Windsor Casino Limited will not have its registration revoked or suspended prior to the consummation of the Offer.

     Other Gaming Regulations. The Company owns and operates gaming facilities in a number of domestic and foreign jurisdictions in addition to those discussed above. The relevant statutes and regulatory schemes governing such gaming operations may require that prior to or following consummation of the Offer and/or the Proposed Hilton Merger, Hilton and/or HLT must qualify or otherwise be approved to conduct such gaming operations. It is the intention of Hilton and HLT to comply with any such statutes and regulations and to seek any required approvals or to otherwise become qualified as may be necessary to consummate the Offer and the Proposed Hilton Merger. There can be no assurance that Hilton and HLT will receive such approvals or become so qualified or as to the timing of any such approvals or qualifications.

     For further information regarding gaming regulations applicable to Hilton, the Offer and the Proposed Hilton Merger, see the Offer to Purchase and Hilton's Annual Report on Form 10-K for the fiscal year ended December 31, 1995.

FEDERAL COMMUNICATIONS COMMISSION REGULATION

     According to the Company Registration Statement, on July 1, 1996, in partnership with Dow Jones & Co., the Company acquired television station WNYC-TV (which has since been renamed WBIS+) from the City of New York. The Communications Act of 1934, as amended (the "Communications Act") and applicable Federal Communications Commission ("FCC") regulations require prior FCC approval for the transfer or deemed transfer of control or ownership of companies holding FCC licenses. Applications must be filed with the FCC seeking such approval. The Communications Act requires that the FCC find that the proposed transfer would serve the public interest, convenience and necessity as a prerequisite to granting its approval. To this end, the FCC requires that the transferee demonstrate that it possesses the requisite legal, financial, technical and other qualifications to operate the licensed entities in order for the transfer to be approved.

     Before Hilton or HLT can acquire ownership or control of the Company's interests in the WBIS+ partnership ("WBIS+") pursuant to the Offer, FCC approval will be required. Hilton and HLT intend to file with the FCC, as soon as practicable, application(s) seeking FCC approval to take control of the Company (the "Long Form Approval"). There can be no assurance that the FCC will grant such approval or that, if granted, such FCC approval will be on terms and conditions acceptable to Hilton.

     In connection with the Offer, Hilton and HLT will also submit to the FCC for its approval a request for special temporary authority to enter into a voting trust agreement (the "Voting Trust Agreement") which, if approved by the FCC (the "Voting Trust Approval"), would permit HLT to purchase Shares pursuant to the Offer prior to receipt of the Long Form Approval. Hilton expects that the Voting Trust Agreement will provide among other things that, pending grant of the Long Form Approval, an independent voting trustee approved by the FCC (the "Trustee") would hold the Company's equity interests in WBIS+ and take such action as may be necessary to maintain the present management and operations of WBIS+. Following receipt of the Long Form Approval, the voting trust would be dissolved, and the Trustee would transfer control of the Company's equity interests in WBIS+ to Hilton and HLT. In the event that the Long Form Approval is denied, the Trustee would be obligated to sell such interests as soon as practicable to an FCC approved transferee.

     If Hilton receives Voting Trust Approval, Hilton intends to proceed with the purchase of Shares pursuant to the Offer unless, at the time at which the Offer would otherwise be consummated, the Voting Trust Approval contains conditions unacceptable to Hilton, in its sole discretion, or Hilton has any reason to believe that the Long Form Approval will not be obtained within a reasonable time thereafter. Although in the past the FCC generally has expedited its consideration of such applications, Hilton cannot predict how long such consideration will take. Nor can there be any assurance that the FCC will grant the Long Form Approval or the Voting Trust Approval or that, if granted, such approvals will be on terms and conditions acceptable to Hilton.

     The election of the Hilton Nominees to the Board at the Annaul Meeting would be deemed an insubstantial transfer of control of the Company and will require the approval of the FCC before the Hilton Nominees, if elected, can take office. A short form application is permitted to be used in the case of an insubstantial transfer of control, and such an application will be filed with the FCC as soon as practicable, seeking the required approval (the "Short Form Approval"). There can be no assurance that the FCC will grant the Short Form Approval or that, if granted, such approval will be on terms and conditions acceptable to Hilton.

CERTAIN LITIGATION

     On January 27, 1997, Hilton and HLT filed a Complaint against the Company in the United States District Court for the District of Nevada. The Complaint seeks, among other things: (i) injunctive relief requiring the Board to redeem the Rights and to make inapplicable to the Offer and the Proposed Hilton Merger the Nevada Control Share Acquisition Statute and the Nevada Business Combination Statute; (ii) injunctive and declaratory relief to forestall any effort by the Company to manipulate or otherwise subvert the process of corporate democracy by amending the Bylaws, postponing its Annual Meeting, increasing the size of the Board or taking other actions to frustrate the proxy contest that Hilton plans to conduct pursuant to this Proxy Statement; and (iii) a declaratory judgment that the Company does not have standing to institute an action under the federal antitrust laws to block or impede the Offer or the Proposed Hilton Merger and that, in any event, the consummation of the Offer and the Proposed Hilton Merger would not violate such laws.

     On January 27, 1997, Hilton and HLT filed a motion for a preliminary injunction enjoining the Company from (i) increasing the size of the Board, or in the alternative, requiring the Company to give Hilton and HLT the opportunity to supplement their written notice of intention to nominate individuals for election as directors in the event that the Company does increase the size of the Board, or (ii) amending the Bylaws to impede in any way the effective exercise of the stockholder franchise in connection with the election of Directors at the Annual Meeting. A hearing on the motion has been scheduled for March 5, 1997.

     On January 29, 1997, the Nevada court denied a motion filed by Hilton and HLT for a temporary restraining order and preliminary injunction enjoining the Company from filing and prosecuting any action against Hilton or HLT in connection with or arising out of the Offer in any jurisdiction other than the United States District Court for the District of Nevada. In its ruling, the Nevada court stated that if the Company does bring suit regarding the Offer in any other jurisdiction, Hilton and HLT, at that time, can apply for an injunction or other relief to prevent duplicative litigation.

     On February 12, 1997, the Company filed an answer and counterclaims to the Complaint denying certain allegations of the Complaint. The counterclaims seek injunctive relief prohibiting Hilton from proceeding with the Offer. The counterclaims allege that the Offer and the Proposed Hilton Merger are the product of the misuse of confidential information concerning the Company obtained by: (i) certain employees of Bally during the course of due diligence by those employees with respect to a potential business combination of Bally and the Company; and (ii) a law firm that performed certain services for the Company, one of its subsidiaries, and a joint venture between the Company and Dow Jones & Co. The counterclaims also allege that the Tender Offer Statement fails to disclose: (i) that there is a significant risk that the Offer and Proposed Hilton Merger may be found to violate the antitrust laws; (ii) that there is a significant risk that the Offer and Proposed Hilton Merger will not be approved by gaming authorities; and (iii) information concerning the role of HFS Incorporated ("HFS") in the Offer and Proposed Hilton Merger and the potential negative impact of HFS's role on the value of the Company's Sheraton and Four Points hotel businesses, including the risk that HFS's role will trigger anti-assignment or exclusivity clauses in various agreements and will lead to termination or non-renewal of hotel management contracts and franchise agreements. In connection with its counterclaims, the Company filed a motion for a preliminary and permanent injunction requiring Hilton to discharge the law firm that is the subject of the allegations in the counterclaims.

     Hilton believes that the allegations of the counterclaims are without merit and denies that it received confidential information concerning the Company from either the Bally executives or the law firm mentioned in the counterclaims. Hilton also believes that its Tender Offer Statement complies in all material respects with disclosure requirements of the federal securities laws.

     Hilton has been advised that stockholders of the Company have filed suit in a number of jurisdictions alleging claims against the Company similar to the claims alleged in the Complaint. One such stockholder has filed suit in the United States District Court for the District of Nevada and has moved for consolidation of her action with the action brought by Hilton and HLT.

                           VOTING AND PROXY PROCEDURES

     Under the Bylaws, if the Board does not establish the Record Date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Record Date will be at the close of business on the day next preceding the day on which notice of the meeting is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. In any case, only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each Share is entitled to one vote. Stockholders who sell Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Stockholders of record on the Record Date, will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date. Based on publicly available information, Hilton believes that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting are the Shares. According to publicly available information as of November 6, 1996, there were 116.4 million Shares issued and outstanding.

     Shares represented by properly executed WHITE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Hilton Nominees to the Board, FOR the Proposals and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting. Election of the Hilton Nominees requires the affirmative vote of a plurality of the Shares represented and entitled to vote at the Annual Meeting. Approval of the Sale Resolution requires the affirmative vote of a majority of Shares represented and entitled to vote at the Annual Meeting. Approval of the Bylaws Resolution requires the affirmative vote of a majority of the Shares entitled to vote generally in an election of directors. Abstentions and broker non-votes will have the same effect as votes against the Bylaws Resolution and will each be included in determining the number of Shares present for purposes of determining the presence of a quorum.

     Stockholders of the Company may revoke their proxies at any time prior to its exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Hilton in care of MacKenzie Partners, Inc. at the address set forth on the back cover of this Proxy Statement or to the Company at 1330 Avenue of the Americas, New York, New York 10019-5490 or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Hilton requests that either the original or photostatic copies of all revocations be mailed or faxed to Hilton in care of MacKenzie Partners, Inc. at the address or facsimile number set forth on the back cover of this Proxy Statement so that Hilton will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

     IF YOU WISH TO VOTE FOR THE ELECTION OF THE HILTON NOMINEES TO THE BOARD AND FOR THE PROPOSALS, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FAX BOTH SIDES OF THE ENCLOSED WHITE PROXY CARD TO MACKENZIE PARTNERS, INC. AT THE NUMBER SET FORTH ON THE BACK COVER OF THIS PROXY STATEMENT.

                             SOLICITATION OF PROXIES

     The solicitation of proxies pursuant to this Proxy Statement is being made by Hilton and HLT. Proxies may be solicited by mail, facsimile, telephone, telegraph, in person and by advertisements. Solicitations may be made by certain directors, officers and employees of Hilton, none of whom will receive additional compensation for such solicitation.

     Hilton has retained MacKenzie for solicitation and advisory services in connection with this solicitation and the Offer, for which MacKenzie will receive $[ ] together with reimbursement for its reasonable out-of-pocket expenses and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. MacKenzie will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Hilton has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. Hilton will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that MacKenzie will employ approximately 60 persons to solicit the Company's stockholders for the Annual Meeting. MacKenzie is also acting as Information Agent in connection with the Offer, for which MacKenzie will be paid customary compensation in addition to reimbursement of reasonable out-of-pocket expenses.

     Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ") is acting as the Dealer Manager in connection with the Offer and is acting as financial advisor to Hilton in connection with its effort to acquire the Company. In connection with the Offer, in addition to a fee of $1 million paid upon execution of the engagement letter, Hilton has agreed to pay DLJ for its services (i) $250,000 upon the commencement of the Offer, (ii) an additional $1.25 million upon mailing of any proxy statement to the stockholders of the Company, and (iii) $15 million (less the amount of the opinion fee described below, if any) if Hilton completes a transaction (as defined in the engagement letter, but including an acquisition of a majority of the Shares) with the Company. In the event DLJ notifies the Board of Directors of Hilton that it is prepared to deliver an opinion as to the fairness of the consideration to be paid by Hilton, from a financial point of view, then Hilton shall pay an additional $1 million to DLJ. Hilton has also agreed that in the event a transaction is not consummated and Hilton receives cash, securities or assets from the Company, Hilton shall also pay to DLJ an amount in cash equal to 15% of such cash, securities or assets (less credits for amounts previously paid to DLJ). Hilton has also agreed to reimburse DLJ (in its capacity as Dealer Manager and financial advisor) for its reasonable out-of-pocket expenses, including the reasonable fees and expenses of its legal counsel, incurred in connection with its engagement, and to indemnify DLJ and certain related persons against certain liabilities and expenses in connection with their engagement, including certain liabilities under the federal securities laws. DLJ renders various investment banking and other advisory services to Hilton and its affiliates and is expected to continue to render such services, for which it has received and will continue to receive customary compensation from Hilton and its affiliates. In connection with DLJ's engagement as financial advisor, Hilton anticipates that employees of DLJ may communicate in person, by telephone or otherwise with a limited number of institutions, brokers, or other persons who are stockholders of the Company for the purpose of assisting in the solicitation of proxies for the Annual Meeting. DLJ will not receive any additional fee for or in connection with such activities apart from the fees which it is otherwise entitled to receive as described herein. It is anticipated that DLJ will employ approximately 8 persons to solicit the Company's stockholders for the Annual Meeting.

     The entire expense of soliciting proxies is being borne by Hilton. Hilton does not currently intend to seek reimbursement of the costs of this solicitation from the Company. Costs of this solicitation of proxies (excluding costs relating to the Offer) are currently estimated to be approximately $[ ]. Hilton estimates that through the date hereof, its expenses in connection with this solicitation (excluding costs relating to the Offer) are approximately $[ ].

                         INFORMATION ABOUT PARTICIPANTS

     HLT. HLT is a newly incorporated Delaware corporation organized in connection with the Offer and the Proposed Hilton Merger and has not carried on any activities other than in connection with the Offer and the Proposed Hilton Merger. The principal executive offices of HLT are located at 9336 Civic Center Drive, Beverly Hills, California 90210; telephone number: (310) 278-4321. HLT is a wholly owned subsidiary of Hilton. Until immediately prior to the time that HLT will purchase Shares pursuant to the Offer, it is not expected that HLT will have any significant assets or liabilities or engage in activities other than those incidental to its formation and capitalization and the transactions contemplated by the Offer and the Proposed Hilton Merger.

     Hilton. Hilton, a Delaware corporation, is a leading owner and operator of full-service hotels and gaming properties located in gateway cities, urban and suburban centers and resort areas throughout the United States and in se-lected international cities. The principal executive offices of Hilton are located at 9336 Civic Center Drive, Beverly Hills, California 90210; telephone number: (310) 278-4321. Hilton's operations include 231 hotel properties representing approximately 84,000 rooms and 17 gaming properties with approximately 950,000 square feet of casino space. On February 1, 1997, Hilton owned or leased and operated 29 hotels and managed 42 hotels partially or wholly owned by others. An additional 174 hotels were operated by franchisees, under the Hilton, Hilton Garden Inn and Hilton Suites brand names. Hilton's international hotel operations currently include seven full-service hotel properties. Hilton's owned or partially owned hotels include such well-known urban and resort properties as the Waldorf=Astoria in New York, the New York Hilton & Towers, the Palmer House Hilton in Chicago, the Chicago Hilton & Towers, the Washington Hilton & Towers and the Capital Hilton in Washington, D.C., the O'Hare Hilton in Chicago, the New Orleans Hilton Riverside & Towers, the Hilton Hawaiian Village in Honolulu and the San Francisco Hilton & Towers.

     In December 1996, Hilton acquired Bally pursuant to the Bally Merger. Hilton operates its domestic gaming business under the Hilton, Bally and Flamingo brand names. Hilton's Nevada casino operations include the Las Vegas Hilton, the Flamingo Hilton-Las Vegas, Bally's Las Vegas, the Flamingo Hilton-Laughlin, the Reno Hilton and the Flamingo Hilton-Reno. Hilton's Atlantic City casinos are Bally's Park Place and The Atlantic City Hilton, formerly The Grand casino hotel resort. Under the Conrad International name, Hilton also partially owns and manages casinos in Brisbane and the Gold Coast in Queensland, Australia, Punta del Este, Uruguay and Istanbul, Turkey.

     In December 1996, subsequent to the Bally Merger, Hilton consummated cash tender offers to purchase the outstanding debt securities of certain Bally subsidiaries and related consent solicitations (collectively, the "Bally Offers"). In total, Hilton received tenders and consents of approximately $1.1 billion, or 98% of the total aggregate principal amount of the securities subject to the Bally Offers. Hilton funded the Bally Offers primarily with commercial paper. In February 1997, Hilton redeemed its 6% Convertible Subordinated Debentures due 1998 (the "6% Notes") and its 10% Convertible Subordinated Debentures due 2006 (the "10% Notes"). Each of these issues was originally incurred by Bally and was assumed by Hilton in the Bally Merger. At December 31, 1996, approximately $1.4 million aggregate principal amount of the 6% Notes and $69.5 million aggregate principal amount of the 10% Notes were outstanding. The 6% Notes and the 10% Notes are redeemable at 100% of their respective principal amounts.

     In January 1997, Hilton and Ladbroke Group PLC ("Ladbroke"), which owns the rights to the Hilton name outside the United States, entered into a strategic alliance with respect to 400 hotels in 49 countries. Hilton believes the alliance will improve the performance of Hilton's operations as its properties benefit from the worldwide integration of the Hilton brand, reservation systems, marketing programs and sales organizations. The companies have already integrated their reservation systems and launched the Hilton HHonors Worldwide loyalty program in February 1997. In addition, the agreement permits Hilton and Ladbroke to acquire a 20% equity interest in each other and provides for mutual participation in certain future hotel development focusing primarily upon management contracts and franchises. Implementation of certain features of the alliance is subject to the receipt of regulatory approvals.

     As of the date of this Proxy Statement, Hilton and HLT collectively beneficially own 315,500 Shares. For more detailed information regarding the directors and executive officers of Hilton and transactions involving Shares over the past two years by Hilton or HLT, see Schedule II of this Proxy Statement.

     See "Why You Should Vote for the Hilton Nominees--The Hilton Nominees."

               CERTAIN TRANSACTIONS BETWEEN HILTON AND THE COMPANY

     Except as set forth in this Proxy Statement (including the Schedules hereto), none of Hilton, HLT or any of the other participants in this solicitation, or any of their respective associates: (i) directly or indirectly beneficially owns any Shares or any securities of the Company; (ii) has had any relationship with the Company in any capacity other than as a stockholder, or is or has been a party to any transactions, or series of similar transactions, since January 1, 1996 with respect to any Shares of the Company; or (iii) knows of any transactions since January 1, 1996, currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of them or their respective affiliates had, or will have, a direct or indirect material interest. In addition, other than as set forth in Schedule II of this Proxy Statement, there are no contracts, arrangements or understandings entered into by Hilton or any other participant in this solicitation or any of their respective associates within the past year with any person with respect to any of the Company's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

     Hilton and the Company jointly own Windsor Casino Limited ("WCL") which operates the Casino Windsor, an interim 50,000 square-foot casino in Windsor, Ontario, Canada. Under a shareholders agreement, material decisions of WCL are reserved to the shareholders of WCL and require their unanimous consent.

     Except as set forth in this Proxy Statement (including the Schedules hereto), neither Hilton nor any of the other participants in this solicitation, or any of their respective associates, has entered into any agreement or understanding with any person with respect to (i) any future employment by the Company or its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party. However, in connection with the Offer, Hilton and HLT have reviewed, and will continue to review, on the basis of publicly available information, various possible business strategies that they might consider in the event that HLT acquires control of the Company. In addition, if and to the extent that HLT acquires control of the Company or otherwise obtains access to the books and records of the Company, Hilton and HLT intend to conduct a detailed review of the Company and its assets, financial projections, corporate structure, dividend policy, capitalization, operations, properties, policies, management and personnel and consider and determine what, if any, changes would be desirable in light of the circumstances which then exist. Such strategies could include, among other things, changes in the Company's business, facility locations, corporate structure, marketing strategies, capitalization, management or dividend policy. In particular, following consummation of the Proposed Hilton Merger, the Company's entertainment business, including Madison Square Garden, the New York Knicks, the New York Rangers and WBIS+, as well as ITT World Directories, Inc. and ITT Educational Services, Inc., would be carefully reviewed as to their long-term strategic fit with the combined company. The Company has previously announced a $3 billion capital expenditure plan. Hilton has stated that it believes, based on information available to it, that a substantial portion of this spending would be unnecessary in light of the complementary asset base of the combined company. Further, Hilton has identified numerous potential cost savings, estimated at more than $100 million annually, that could be realized in a business combination of Hilton and the Company.

     Additionally, Hilton has announced that it has reached a preliminary understanding with HFS under which HFS would license, on a long-term, worldwide basis, the Company's "Sheraton" trademark and Four Point, franchise system and management agreements. See "Background--Certain Litigation."



                    OTHER MATTERS AND ADDITIONAL INFORMATION

     Hilton is unaware of any other matters to be considered at the Annual Meeting. However, Hilton has notified the Company of its intention to bring before the Annual Meeting such proposals as it believes to be appropriate. Should other proposals be brought before the Annual Meeting, the persons named as proxies on the enclosed WHITE proxy card will vote on such matters in their discretion.

     Schedule III of this Proxy Statement sets forth certain information, as made available in public documents, regarding Shares held by the Company's management. The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information. To date, Hilton has not had access to the books and records of the Company.

     Stockholders will have no appraisal or similar rights of dissenters with respect to any of the Proposals.

                  STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Hilton and HLT anticipate that the Company proxy statement with respect to the Annual Meeting will indicate that proposals of the Company's stockholders that are intended to be presented by such stockholders at the Company's 1998 Annual Meeting of Stockholders (if the Proposed Hilton Merger is not consummated) must be received by the Company in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                                     HILTON HOTELS CORPORATION
                                                     HLT CORPORATION

[         , 1997]

                                   SCHEDULE I

           INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS
                   OF HILTON AND HLT AND CERTAIN EMPLOYEES AND
                     OTHER REPRESENTATIVES OF HILTON AND HLT

     Set forth in the tables below are the present principal occupation or employment and the name, principal business and address of any corporation or organization in which such employment is carried on for (1) each of the directors and officers of Hilton and HLT and (2) certain employees and other representatives of Hilton who may also solicit proxies from the stockholders of the Company. Unless otherwise indicated, each person identified below is employed by Hilton. The principal business address of Hilton and HLT and, unless otherwise indicated below, the principal business address for each individual listed below is 9336 Civic Center Drive, Beverly Hills, California 90210. Directors of Hilton are identified by an asterisk. Unless otherwise indicated, each such person is a citizen of the United States and each occupation set forth opposite the individual's name refers to employment with Hilton.


                                                       PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT;
   NAME AND CURRENT BUSINESS ADDRESS                   MATERIAL POSITIONS HELD DURING THE PAST FIVE YEARS

*  Stephen F. Bollenbach.............................. President  and  Chief  Executive  Officer,   Hilton,   since
                                                       February 1996. Prior thereto,  Chief Financial Officer,  The
                                                       Trump  Organization,   until  March  1992,  Chief  Financial
                                                       Officer,   Marriott   Corporation,   until   October   1993,
                                                       President  and  Chief  Executive   Officer,   Host  Marriott
                                                       Corporation,   until  April  1995,   Senior  Executive  Vice
                                                       President and Chief Financial Officer,  The Walt Disney Co.,
                                                       until February  1996.  Mr.  Bollenbach is also a director of
                                                       America West Airlines,  Inc., Kmart Corporation and Ladbroke
                                                       Group PLC.

*  A. Steven Crown.................................... General Partner,  Henry Crown and Company, a holding company
   Henry Crown and Company                             which includes diversified manufacturing operations,  marine
   222 North LaSalle Street                            operations and real estate ventures.
   Suite 2000
   Chicago, Illinois  60601

*  Peter M. George.................................... Chief Executive  Officer,  Ladbroke Group PLC. Mr. George is
   Maple Court, Central Park                           a citizen of the United Kingdom.
   Reeds Crescent, Watford
   Herts WD11H2 U.K.

*  Arthur M. Goldberg................................. Executive  Vice President and  President--Gaming  Operations,
   380 Middlesex Avenue                                Hilton,  since  December 1996.  Prior thereto,  Chairman and
   Carteret, New Jersey  07008                         Chief Executive  Officer,  Bally  Entertainment  Corporation
                                                       from October  1990 to December  1996.  He is also  Chairman,
                                                       President   and   Chief   Executive    Officer,    DiGiorgio
                                                       Corporation,  since  February  1990  and  Managing  Partner,
                                                       Arveron  Investments,  LP, since 1986. Mr.  Goldberg is also a  director  of Bally  Total  Fitness  Holding  Corporation,
                                                       Bally's   Grand,   Inc.,   First   Union   Corporation   and
                                                       Continuecare  Corp.  Mr.  Goldberg is President,  Treasurer,
                                                       Secretary and the sole director of HLT.


                                       I-1


                                                       PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT;
   NAME AND CURRENT BUSINESS ADDRESS                   MATERIAL POSITIONS HELD DURING THE PAST FIVE YEARS

   Matthew J. Hart.................................... Executive  Vice  President  and  Chief  Financial   Officer,
                                                       Hilton,   since  May  1996.   Prior  thereto,   Senior  Vice
                                                       President and Treasurer, Marriott Corporation,  January 1992
                                                       until  October  1993,  Executive  Vice  President  and Chief
                                                       Financial Officer, Host Marriott Corporation,  until October
                                                       1995,  Senior Vice President and Treasurer,  The Walt Disney
                                                       Company  until  May 1996.  Mr.  Hart is also a  director  of
                                                       First  Washington  Realty  Trust,  Inc.  and  Kilroy  Realty
                                                       Corporation since January 1997.

*  Barron Hilton...................................... Chairman of the Board,  Hilton,  since February 1996.  Prior
                                                       thereto,   Chairman  of  the  Board,   President  and  Chief
                                                       Executive Officer,  Hilton, until February 1993, Chairman of
                                                       the  Board  and  Chief  Executive  Officer,   Hilton,  until
                                                       February 1996.

*  Eric M. Hilton..................................... Vice Chairman of the Board,  Hilton,  since May 1993.  Prior thereto,  Senior  Vice  President--Real  Estate  Development,
                                                       International,   Hilton,  until  May  1992,  Executive  Vice
                                                       President--International  Operations,  Hilton, May 1992 until
                                                       May 1993.

*  Dieter H. Huckestein............................... Executive  Vice  President,   Hilton,  and   President--Hotel
                                                       Operations Division,  Hilton, since May 1994. Prior thereto,
                                                       Senior  Vice   President--Hawaii/California/Arizona   Region,
                                                       Hilton,    May   1991   until   May   1994,    Senior   Vice
                                                       President--Hawaiian  Region,  Hilton,  until  May  1991.  Mr.
                                                       Huckestein is a citizen of Germany.

*  Robert L. Johnson.................................. Chairman and Chief Executive Officer of Black  Entertainment
   BET Holdings, Inc.                                  Television,  a  cable  programming  service,  and  Chairman,
   One BET Plaza                                       President  and  Chief  Executive  Officer  of BET  Holdings,
   1900 "W" Place, N.E.                                Inc., a  diversified  media  holding  company,  since August
   Washington, D.C. 20018                              1991, and Chairman and Chief  Executive  Officer of District
                                                       Cablevision, cable operator in the District of Columbia.

*  Donald R. Knab..................................... President,  Donald R. Knab  Associates,  Inc., an investment
   Residence:                                          advisory  firm,  since January  1988.  Prior  thereto,  Vice
   33 Little Bay Harbor                                Chairman,  Deansbank Investment,  Inc.--property investments,
   Ponte Vedra Beach, Florida 32082                    January  1992  until  December  1996,   Chairman  and  Chief
                                                       Executive Officer, BPT Properties, L.P., a commercial real estate development company, until January 1992 and, until December 1992,
                                                       Senior Consultant thereto.

*  Benjamin V. Lambert................................ Chairman  and Chief  Executive  Officer,  333  Corp.,  since
   Eastdil Realty, Co.                                 January 1995.  Prior thereto,  Chairman and Chief  Executive
   40 West 57th Street                                 Officer,  Eastdil Realty, Co. L.L.C., real estate investment
   New York, New York 10019                            bankers.

                                       I-2


                                                       PRESENT PRINCIPAL OCCUPATION OR EMPLOYMENT;
   NAME AND CURRENT BUSINESS ADDRESS                   MATERIAL POSITIONS HELD DURING THE PAST FIVE YEARS

*  Donna F. Tuttle.................................... Owner and Officer,  Elmore/Tuttle  Sports Group,  owns three
   Korn Tuttle Capital Group                           minor league baseball  teams,  since 1993,  President,  Korn
   1800 Century Park East, #210                        Tuttle  Capital Group,  a Los Angeles  financial  consulting
   Los Angeles, California 90067                       and  investments  firm,  and a director  of  Phoenix  Duff &
                                                       Phelps, Inc., a financial services firm, since 1992. Prior thereto,
                                                       Chairman and Chief Executive Officer, Ayer Tuttle, the western division of NW Ayer Incorporated, an international advertising firm, 1989 until 1992 and 1989 until 1995, President, Donna F.
                                                       Tuttle, Inc., a travel and tourism consulting and public relations firm. Ms. Tuttle is also a director of Pheonix Duff & Phelps
                                                       Corporation, a financial services firm.

*  Sam D. Young, Jr................................... Chairman,  Trans  West  Enterprises,   Inc.,  an  investment
   P.O. Box 3443                                       company, and director, Texas Commerce Bank--El Paso.
   Texas Commerce
   395 Mt. Lake Court
   Incline Village, Nevada 89450

                                   SCHEDULE II

            SHARES HELD BY HILTON, HLT, THEIR DIRECTORS AND OFFICERS
                             AND THE HILTON NOMINEES

I.  Transactions in Shares by Hilton and HLT

     Hilton is the beneficial owner of an aggregate of 315,500 Shares (including 100 Shares held of record by HLT) and HLT is the beneficial owner of 100 Shares. Such Shares were purchased by Hilton for cash in open market transactions as follows:


                           SHARES
TRANSACTION DATE          ACQUIRED             PRICE PER SHARE(1)


January 21, 1997           11,500                $  43.250
                           30,000(2)             $  43.125
                            3,200                $  43.000

January 22, 1997           14,000                $  44.625
                           31,000                $  44.500
                           20,500                $  44.375
                           13,000                $  44.250
                           10,000                $  44.125
                            3,000                $  43.875
                            2,000                $  43.750
                            2,000                $  43.625

January 23, 1997           13,000                $  45.125
                           26,500                $  45.000
                           51,300                $  44.875
                           17,000                $  44.750
                           16,000                $  44.625
                            7,000                $  44.500
                            6,500                $  44.375
                            8,000                $  44.250
                            6,000                $  44.125

January 24, 1997            1,000                $  44.250
                            1,500                $  44.125
                            4,000                $  44.000
                            9,000                $  43.875
                            8,500                $  43.750


II.  Transactions in Shares by Mr. Kingsley

     Mr. Kingsley is not currently the beneficial owner of any Shares. In the last two years, he has engaged in the following open market cash transactions in the Shares:


                                     SHARES
TRANSACTION DATE                     ACQUIRED             PRICE PER SHARE(1)


September 13, 1996                        200                    $46.500

                                     SHARES
TRANSACTION DATE                     DISPOSED             PRICE PER SHARE(1)

January 28, 1997                          200                    $57.750



III.  Transactions in Shares by Ms. McLain

     In the last two years, the Thomas E. McLain Professional Corporation Retirement Trust has engaged in the following open market cash transactions in the Shares:


                                     SHARES
TRANSACTION DATE                     ACQUIRED             PRICE PER SHARE(1)


August 21, 1995(3)                       100                   $117.630

                                     SHARES
TRANSACTION DATE                     DISPOSED             PRICE PER SHARE(1)

July 30, 1996                             50                    $56.280


     Ms. McLain is also a limited partner in various partnerships which may also beneficially own Shares. She disclaims having any beneficial ownership of such Shares, if any.

IV.  Transactions in Shares by Barrett Associates

     Barrett Associates owns 330 Shares for the accounts of its customers. Mr. Collins, as a portfolio manager for Barrett Associates, may be deemed to have the power to vote and dispose of the Shares owned by Barrett Associates. However, Mr. Collins disclaims having beneficial ownership of the Shares beneficially owned by Barrett Associates. In the last two years, Barrett Associates has engaged in the following open market cash transactions in the
Shares:


                                     SHARES
TRANSACTION DATE                     DISPOSED             PRICE PER SHARE(1)


July 29, 1996                            100                    $55.000



V.  Transactions in Shares by Mr. East

     Mr. East is not currently the beneficial owner of any Shares. In the last two years, he has engaged in the following open market cash transactions in the
Shares:


                                     SHARES
TRANSACTION DATE                     ACQUIRED             PRICE PER SHARE(1)


March 4, 1996                            500                    $61.500
June 7, 1996                             500                    $61.000

                                     SHARES
TRANSACTION DATE                     DISPOSED             PRICE PER SHARE(1)

October 31, 1996                        1,000                    $41.750


VI.  Transactions in Shares by Mr. Snyder

     Shinnecock Partners, an associate of Mr. Snyder, is the general partner of two limited partnerships that are characterized as "funds of funds," in that they allocate investment funds to the investment entities of money managers who have discretionary authority over the investment of such funds. These investment entities may own Shares, and Mr. Snyder may be deemed to have the power to vote and dispose of such Shares. Mr. Snyder, however, disclaims having beneficial ownership of any such Shares owned by such entities.

VII. Transactions in Shares by Hilton and HLT Directors and Executive Officers and the Hilton Nominees

    Stephen F. Bollenbach, Matthew J. Hart and Scott A. LaPorta have agreed to serve as proxies on the WHITE proxy card for the Annual Meeting.

     Except as disclosed in this Schedule, none of Hilton, HLT, any of their respective directors or executive officers or the Hilton Nominees owns any securities of the Company or any subsidiary of the Company, beneficially or of record, has purchased or sold any of such securities within the past two years or was within the past year a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Schedule, to the knowledge of Hilton, no associate of Hilton, HLT or any of their respective directors and executive officers or of the Hilton Nominees beneficially owns, directly or indirectly, any securities of the Company.

     To the knowledge of Hilton, other than as disclosed in this Schedule, none of Hilton, HLT any of their respective directors or executive officers, any directors or executive officers of HLT or the Hilton Nominees has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

     None of Messrs. Bollenbach, Hart or LaPorta has, during the last ten years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

VIII.  Beneficial Ownership Table of the Hilton Nominees

     The following table shows, as of February 20, 1997, the beneficial ownership known to Hilton and HLT, of Shares held by the Hilton Nominees:


     NAME AND ADDRESS OF                 AMOUNT AND NATURE OF
      BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP  PERCENT OF CLASS


Thomas E. McLain Professional Corporation
 Retirement Trust                               50 Shares(4)           *
c/o Thomas E. McLain
1999 Avenue of the Stars
9th Floor
Los Angeles, California  90067

Hilton Nominees as a group (25)                 50 Shares              *
---------------------

*Less than one percent.



(1)All prices are exclusive of commissions.

(2)On January 21, 1997 Hilton contributed 100 of such Shares to the capital of HLT for no consideration.

(3)Purchase of shares of common stock of ITT Corporation prior to its spinoff in 1995.

(4)Ms. McLain is currently the beneficial owner of these Shares through her shared control with her husband, Thomas E. McLain, over the Thomas E. McLain Professional Corporation Retirement Trust.

                                  SCHEDULE III

                      SHARE OWNERSHIP OF CERTAIN BENEFICIAL
                      OWNERS AND MANAGEMENT OF THE COMPANY

     Set forth below is information regarding the Shares owned by certain beneficial owners, directors, nominees and executive officers of the Company. The following table shows as of December 31, 1996 the beneficial ownership of persons known to the Company to be the beneficial owners of more than five percent of the outstanding Shares.


     NAME AND ADDRESS OF          AMOUNT AND NATURE OF
      BENEFICIAL OWNER             BENEFICIAL OWNERSHIP    PERCENT OF CLASS


AXA Assurances I.A.R.D. Mutuelle     5,022,921 Shares(1)        4.3%
La Grande Arche
Pardi Nord
92044 Paris La Defense France

Bankers Trust New York Corporation   7,728,083 Shares(2)        6.6%
280 Park Avenue
New York, New York 10017

FMR Corp.                           13,163,423 Shares(3)      11.32%
82 Devonshire Street
Boston, Massachusetts 02109



---------------------


(1)A February 14, 1997 Schedule 13G filed with the Commission reflects that subsidiaries of AXA Assurances I.A.R.D. Mutuelle ("AXA") own 5,022,921 Shares. Of the reported Shares, The Equitable Life Assurance Society of the United States, an indirect subsidiary of AXA ("Equitable"), owns 187,400 Shares. Of these shares, Equitable is deemed to have (i) sole power to vote or to direct the vote with respect to 107,400 Shares, (ii) shared power to vote or to direct the vote with respect to 80,000 Shares and (iii) sole power to dispose or to direct the disposition of 187,000 Shares. Alliance Capital Management L.P., an indirect subsidiary of AXA ("Alliance"), owns 4,772,456 Shares which have been acquired on behalf of client discretionary investment advisory accounts. Of these Shares, Alliance is deemed to have (i) sole power to vote or to direct the vote with respect to 4,618,016 Shares, (ii) shared power to vote or to direct the vote with respect to 37,640 Shares and (iii) sole power to dispose or to direct the disposition of 4,772,456 Shares. DLJ, an indirect subsidiary of AXA, owns 6,810 Shares and is deemed to have shared power to dispose or to the direct the disposition of such Shares. In addition, Wood, Struthers & Winthrop Management Corporation, an indirect subsidiary of AXA ("Wood Struthers"), owns 46,255 Shares which have been acquired on behalf of client discretionary investment advisory accounts. Of these Shares, Wood Struthers is deemed to have (i) sole power to vote or to direct the vote with respect to 9,000 Shares, (ii) shared power to vote or to direct the vote with respect to 3,675 Shares and (iii) sole power to dispose or to direct the disposition of 44,305 Shares.

(2)A February 14, 1997 Schedule 13G filed with the Commission reflects that Bankers Trust New York Corporation, through its wholly owned subsidiaries Bankers Trust Company (as Trustee for various trusts and employee benefit plans, and as investment advisor) and BT Securities Corporation, and its indirectly wholly owned subsidiary Bankers Trust International PLC, beneficially owns 7,728,083 Shares. Of these Shares, Bankers Trust Company is deemed to have (i) sole power to vote or to direct the vote with respect to 7,725,383 Shares, (ii) shared power to vote or to direct the vote with respect to 2,700 Shares, (iii) sole power to dispose or to direct the disposition of 1,990,982 Shares and (iv) shared power to dispose or to direct the disposition of 16,505 Shares.

(3)A February 14, 1997 Schedule 13G filed with the Commission reflects that FMR Corp. ("FMR") beneficially owns 13,166,423 Shares. Of such reported shares, Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 12,437,559 Shares as a result of acting as investment adviser to several investment companies registered under Section 8 of the Investment Company Act of 1940.. Edward C. Johnson 3d, the Chairman of FMR, and FMR, through its control of Fidelity and the Fidelity Funds, each has sole power to dispose of the 12,437,559 Shares owned by the Fidelity Funds. Fidelity Management Trust Company ("FMTC"), a wholly owned subsidiary of FMR, and a bank as defined in
   Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 725,464 Shares as a result of its serving as investment manager of institutional accounts. Edward C. Johnson 3d and FMR, through its control of FMTC, has sole dispositive power over 725,464 Shares and sole power to vote or to direct the voting of 513,264 Shares, and no power to vote or to direct

                                      III-1


   the voting of 212,200 Shares owned by certain institutional accounts. The number of Shares reported includes 3,400 shares owned directly by Edward C. Johnson 3d or in trusts for the benefit of Edward C. Johnson 3d or an Edward
   C. Johnson 3d family member for which Edward C. Johnson 3d serves as trustee and over which he has sole voting and dispositive power of 400 Shares and shared voting and dispositive power over 3,000 Shares.

     The following table shows as of January 31, 1996 the beneficial ownership of Shares by each director and nominee, by each of the executive officers named in the Summary Compensation Table in the Company's 14D-9, and by the directors and executive officers as a group.


     NAME AND ADDRESS OF          AMOUNT AND NATURE OF
      BENEFICIAL OWNER           BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS
      ----------------           --------------------       ----------------

Bette B. Anderson                   2,000 Shares(2)                 *
Rand V. Araskog                     1,737,851 Shares             1.5%
Nolan D. Archibald                  8,350 Shares(3)                 *
Robert A. Bowman                    546,531 Shares                  *
Robert A. Burnett                   1,170 Shares                    *
Paul G. Kirk, Jr                    1,010 Shares                    *
Edward C. Meyer                     2,500 Shares                    *
Benjamin F. Payton                  492 Shares                      *
Vin Weber                           no Shares(4)                    *
Margita E. White                    2,000 Shares                    *
Kendrick R. Wilson III              no Shares(5)                    *
Daniel P. Weadock                   369,897 Shares                  *
Peter G. Boynton                    59,718 Shares(6)                *
Richard S. Ward                     289,455 Shares                  *
All directors and executive
 officers as a group (22)         4,465,739 Shares                3.8%
---------------------

*Less than one percent.



(1)All  Shares are owned  directly  except as  hereinafter  otherwise  indicated.  Pursuant to  regulations  of the
   Commission,  shares (i)  receivable by directors and executive  officers upon exercise of employee stock options exercisable  within 60 days after January 31, 1996, and (ii) allocated to the accounts of certain  directors and executive  officers  under  the  ITT  Investment  and  Savings  Plan at  January  31,  1996,  are  deemed  to be beneficially  owned by such  directors  and  executive  officers  at said date.  Of the  number of Shares  shown above,  (i) the following  represent shares that may be acquired upon exercise of employee stock options for the accounts of: Mr. Araskog,  1,251,617  Shares;  Mr. Bowman,  521,653 Shares;  Mr.  Weadock,  322,186 Shares;  Mr.
   Boynton,  59,718 Shares;  Mr. Ward, 261,995 Shares; and all present directors and executive officers as a group,
   3,775,342  Shares;  and (ii) the following  amounts were allocated  under the ITT Investment and Savings Plan to the accounts of: Mr. Araskog,  19,708 Shares;  Mr. Bowman,  950 Shares;  Mr. Weadock,  26,632 Shares;  Mr. Ward,
   8,784 Shares; and all present directors and executive officers as a group, 72,085 Shares.

(2)An additional 83 Shares are owned by Mrs. Anderson's husband.  Mrs. Anderson disclaims  beneficial  ownership in such Shares.

(3)Mr. Archibald sold 7,000 Shares on February 8, 1996.

(4)Mr. Weber purchased 100 Shares on February 22, 1996.

(5)Mr. Wilson purchased 2,000 Shares on February 21, 1996.

(6)Mr. Boynton purchased 1,000 Shares on March 11, 1996.


     Except as indicated above, the foregoing information has been taken from the Company's Solicitation/Recommendation Statement on Schedule 14D-9 dated February 12, 1997 (the "Company's Schedule 14D-9"). Other information relating to the Company contained in this Proxy Statement has been taken from the Company's Schedule 14D-9, the Company 1995 10-K and other documents on file with the Commission. Although Hilton does

                                      III-2
not have any information that would indicate that any information contained in this Proxy Statement that has been taken from such documents is inaccurate or incomplete, Hilton does not take any responsibility for the accuracy or completeness of such information.



                                      III-3

                                    IMPORTANT


     Tell your Board what you think! Your vote is important. No matter how many Shares you own, please give Hilton your proxy FOR the election of the Hilton Nominees and FOR approving the Proposals by taking three steps:


1.  SIGNING the enclosed WHITE proxy card,


2.  DATING the enclosed WHITE proxy card, and


3. MAILING the enclosed WHITE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States) or FAXING BOTH SIDES of the enclosed WHITE proxy card TODAY to MacKenzie Partners, Inc. at the number provided below.


     If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution,only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the WHITE proxy card representing your Shares. Hilton urges you to confirm in writing your instructions to Hilton in care of MacKenzie Partners, Inc. at the address provided below so that Hilton will be aware of all instructions given and can attempt to ensure that such instructions are followed.

     If you have any questions or require any additional information concerning this Proxy Statement, please contact, MacKenzie Partners, Inc. at the address set forth below.


                            MACKENZIE PARTNERS, INC.
                                156 FIFTH AVENUE
                            NEW YORK, NEW YORK 10010
                          (212) 929-5500 (CALL COLLECT)
                                       OR
                          CALL TOLL-FREE (800) 322-2885
                               FAX: (212) 929-0308

               PRELIMINARY COPY, MATERIALS DATED FEBRUARY 24, 1997
                                  FORM OF PROXY

                                                         FRONT SIDE OF PROXY

                                 ITT CORPORATION
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                    [ ,] 1997

         THIS PROXY IS SOLICITED ON BEHALF OF HILTON HOTELS CORPORATION
                              AND HLT CORPORATION

     The undersigned appoints Stephen F. Bollenbach, Matthew J. Hart and Scott
A. LaPorta, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of ITT Corporation ("ITT") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of ITT, to be held at [ ] at [ a.m.] [ ] time, on [ ,] 1997, and including at any adjournments or postponements thereof and at any special meeting called in lieu thereof, as follows:

    HILTON HOTELS CORPORATION RECOMMENDS A VOTE FOR THE ELECTION OF ALL HILTON
         NOMINEES NAMED BELOW AND FOR THE RESOLUTIONS UNDER ITEMS 2 AND 3.

          1. ELECTION OF DIRECTORS: To elect to the Board of Directors of ITT (the "Board") such number of the following Hilton Nominees as equals the size of the Board: Daniel J. Altobello, George N. Aronoff, Scott H. Bice, James J. Florio, Fred D. Gibson, Jr., Dianne Jett, Robert S. Kingsley, Aubrey C. Lewis, Celeste Pinto McLain, Gilbert L. Shelton, Warren C. Woo, Barrie K. Brunet, Henry A. Collins, John Danhakl, Ernest E. East, John E. Humphreville, Robert L. Johander, Russell D. Jones, J. Kenneth Looloian, Rocco J. Marano, James F. McAnally, Morris Pashman, Alan C. Snyder, Caroline L. Williams and Robert H. Wolf. The first eleven of such individuals will be voted for to be elected to succeed the current eleven Directors (or any Director named to fill any vacancy created by the death, retirement, resignation or removal of any of such eleven Directors) of ITT. One or more of such other individuals will be voted for to be elected (a) in the event that ITT purports to increase the number of Directorships pursuant to Section 2.2 of ITT's Amended and Restated Bylaws, to each additional Directorship created, and/or (b) in the event any of the first eleven of such individuals is unable for any reason to serve as a Director.

               FOR ALL HILTON NOMINEES [ ]        WITHHOLD AUTHORITY FOR ALL
                                                  HILTON NOMINEES [ ]

               INSTRUCTION: To withhold authority to vote for one or more individual Hilton Nominees, mark FOR ALL HILTON NOMINEES above and write the name(s) of the Hilton Nominee with respect to which you wish to withhold authority here:
               ______________________________________________________.

         2. RESOLUTION PROPOSED BY HILTON AND HLT. To adopt the following resolution:

             RESOLVED, that the stockholders of ITT Corporation ("ITT") urge the ITT Board of Directors to arrange for the sale of ITT to Hilton Hotels Corporation ("Hilton") or to any bidder offering a higher price, and if there be no higher bidder, to take all necessary action to permit the tender offer of Hilton and HLT Corporation ("HLT") and the proposed merger of ITT with Hilton, HLT or a subsidiary of Hilton to proceed, including, without limitation, action to satisfy the Rights Condition, the Control Share Condition and the Business Combination Condition set forth in HLT's Offer to Purchase dated January 31, 1997 (as such offer may be amended).

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

         3. RESOLUTION PROPOSED BY HILTON AND HLT. To adopt the following resolution:

             RESOLVED, that each and every provision of the Amended and Restated Bylaws of ITT Corporation adopted on or after July 23, 1996 and prior to the adoption of this resolution is hereby repealed.

                         FOR [ ] AGAINST [ ] ABSTAIN [ ]

                                                   (continued on reverse side)

                                                           BACK SIDE OF PROXY

(continued from other side)

         4. In their discretion with respect to any other matters as may properly come before the Annual Meeting.

     The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of ITT held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this proxy will be voted as directed above. If no direction is indicated with respect to the above proposals, this proxy will be voted FOR the election of all Hilton Nominees and FOR the proposals set forth in Items 2 and 3 above and in the manner set forth in Item 4 above.

     This proxy will be valid until the sooner of one year from the date indicated below and the completion of the Annual Meeting.



                      DATED:  _________________________________,  1997.

                      PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

                      -------------------------------------------------------
                                         (Signature)

                      -------------------------------------------------------
                                   (Signature, if held jointly)

                      -------------------------------------------------------
                                          (Title)

                      WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.



IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE OR FAX BOTH SIDES OF THIS PROXY TO MACKENZIE PARTNERS, INC.
AT: (212) 929-0308!

 IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL MACKENZIE PARTNERS, INC. TOLL-FREE (800) 322-2885 - (212) 929-5500 (CALL COLLECT)